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                                                                Exhibit 10.38



                               [LOGO]


                     _____________________________________
                     GLOBAL AIRLINE DISTRIBUTION AGREEMENT
                     _____________________________________



____________________________________________________
(c) Copyright Galileo International Partnership 1993



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           GALILEO INTERNATIONAL GLOBAL AIRLINE DISTRIBUTION AGREEMENT

                           GUIDELINES FOR PARTICIPANTS

The details given below are designed to make it as easy as possible for you to fill in the relevant parts of the new Galileo International Global Airline Distribution Agreement. In the event of any doubt, please do not hesitate to contact a member of the Galileo International Airline Sales and Marketing team using the contact names and numbers attached.

Please remember that both copies of the agreement must be filled in, signed and returned to the address provided at the end of this document.

The agreement will become effective only when both copies of the agreement are counter-signed by Galileo International Partnership. At this stage, one complete document will be returned to you for your records. The commencement date will be the date of counter-signature.

MAIN AGREEMENT

PAGE 1

i) Please do not fill in the date on the agreement - this will be completed by Galileo International after receipt of the returned contract.

ii)      Please complete or make any necessary corrections to:
         -        Your full legal company name
         -        The nationality of your company
         -        The full address of your Head Office

         Please do not use P.O. Box  numbers if this can be avoided.

         Example:

         This Agreement is made as of the _________ day of ____________________, 19 _____ among GALILEO INTERNATIONAL PARTNERSHIP, a Delaware general partnership whose principal place of business is located at 9700 West Higgins Road, Rosemont, Illinois 60018, USA ("Galileo International Partnership"), GALILEO INTERNATIONAL, LTD. a company organized under the laws of England and Wales, whose principal place of business is located at Windmill Hill, Swindon, England, SN5 6PH ("The Galileo Company") and ZZ AIRLINES LIMITED , a RURITANIAN company whose principal place of business is located at SOMEWHERE STREET, SOMEWHERE TOWN, SOMEWHERE POSTAL CODE, SOMEWHERE COUNTRY ("Participant").


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                                                     Guidelines for Participants
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PAGE 18  ARTICLE 23        NOTICES

Please complete the title and address of the person in your organization to whom any of the legal notices required under this Agreement should sent. This will normally be your Company Secretary. We advise that you do not use actual names but job titles since, during the course of this agreement, personnel may change.

PAGE 20  SIGNATURES

Signatures should be in ink with the full name, job title and date of signature clearly written in capital letters.

Upon return, both copies of the agreement will be counter-signed both by The Galileo Company and by the Galileo International Partnership.

SCHEDULES

SCHEDULE 1        BASIC STANDARD SERVICES

PAGE 21     CLAUSE 1    AVAILABILITY STATUS ("AVS") MESSAGES

You must select one of the four options A-D listed whether or not you also select one of the Galileo International optional display services in Schedule 4 on page 29.

Galileo International can accept all alpha AVS message formats as defined in Chapter 4 of the IATA Reservations Interline Message Procedures - Passenger, 17th Edition.

         OPTION A SEGMENT LIMIT SALES

         Selection of this option will result in the System interpreting your AVS messages as affecting only the points stated in such AVS messages. These AVS messages will not affect sales into, out of, or through the points stated (i.e. 'L' status codes such as 'LR', 'LL', 'LC', 'LN' etc. are used).

         OPTION B FULL SEGMENT AVAILABILITY

         Selection of this option will result in the System interpreting your AVS messages as applying to all segments affected by the pair of points stated in such AVS messages, including all points into, out of and through the points stated.



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                                                     Guidelines for Participants


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         OPTION C FIRST CLOSING AVAILABILITY

         Selection of this option will result in the System operating in the same way as Full Segment Availability except that once an AVS message is sent to close out a direct flight, your host reservation system will not send a subsequent AVS message to reopen the flight if seats have subsequently become available.

         The exception to this is shown under Clause 2B whereby Galileo International will reopen your direct flights for sale on receipt of an 'AS' message from your host reservation system.

         OPTION D NO AVAILABILITY STATUS

         This option will cause only your schedules and classes to be displayed but with no availability shown. Therefore, no AVS messages will be sent from your host reservation system to Galileo International.

Galileo International recommends that you select either Option A or B since these provide the best opportunity for your airline to maximize sales from Galileo International Subscribers.

PAGE 22  CLAUSE 3 QUOTASALE

Please fill in your desired quotasale level by class. This will determine the maximum number of seats which Galileo International will allow an individual Galileo International Subscriber to book on one of your services in one single transaction.

The normal levels are either 9, 7 or 4 depending on class (e.g. 4 seats in Business Class, 7 seats in all others) and depending on the average size of aircraft operated by your airline.

Note: If no details are provided by you in Clause 3, Galileo International will assume a quotasale level in all classes of four seats.



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                                                     Guidelines for Participants
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PAGE 22  CLAUSE 4 BASIC BOOKING SERVICE SELECTION

As a Participant you must select one of the options (i), (ii) or (iii) listed whether or not you also select one of the Galileo International optional services detailed in Schedules 6, 7, 11 and/or 12.

Galileo International recommends Option (i) - Standard Sell basis 'SS' or 'NN'.

Your reporting address for your host reservation system should be entered in order that all booking messages from Galileo International are correctly sent to your host reservation system. An example might be HDQRMZZ where ZZ is the airline two-letter code.

SCHEDULE 4        OPTIONAL SERVICES

PAGE 29

This Schedule outlines all of the Optional Services currently available to Participants. Each Optional Service listed has a corresponding Schedule outlining in further detail the service and the unique terms and conditions on which it is provided. Of course, all of the terms and conditions within the main body of the agreement also apply to Optional Services.

In order to make your selection of Optional Services, PLEASE INITIAL IN THE SPACE PROVIDED NEXT TO YOUR CHOSEN SERVICE. Please note that in certain cases for technical reasons, the selection of one optional service requires selection of another and this is clearly indicated on the Schedule.

 This Schedule 4 must also be signed in ink with the date, full name and job title of the signatory clearly written in capital letters.



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                                                     Guidelines for Participants
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CHECK LIST/NEXT STEPS

Before despatching the two copies of the agreement, please check that the following pages in both copies have been completed correctly and have been signed or initialed as appropriate.

Page 1 Company Legal Name and Address
Page 18 Title and Address for Legal Notices
Page 20 Signature, Name, Title and Date
Page 21 Schedule 1 - Clause 1      -Selling Agreement Basis
Page 22 Schedule 1 - Clause 3      -Quotasale Level(s)
Page 22 Schedule 1 - Clause 4      -Booking Basis
Page 23                       - Reporting Address
Page 29           Schedule 4 - Optional Services required
                  Signature, Name, Title and Date
                  Please initial next to each Optional Service required in the box provided.

Please send BOTH completed copies by registered mail or courier to:

Steve Diffley
General Manager, Airline Sales and Marketing
Galileo International
9700 W. Higgins-COVBP
Suite 400
Rosemont, Illinois 60018
USA


Galileo International Global Airline Distribution Agreement           Page 5

                                                     Guidelines for Participants
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                 -----------------------------------------------

                              GALILEO INTERNATIONAL

                      GLOBAL AIRLINE DISTRIBUTION AGREEMENT

                  ---------------------------------------------





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(C) Copyright Galileo International Partnership 1993 and 1996
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                         INDEX OF ARTICLES AND SCHEDULES


                  ARTICLE                                                     PAGE

                  Introduction                                                  1

         1.       Definitions                                                   1

         2.       Duties of Galileo International                               4

         3.       Duties of Participant                                         5

         4.       Charges                                                       8

         5.       Payment                                                       8

         6.       Taxes                                                         9

         7.       Proprietary Rights                                            10

         8.       Confidentiality                                               11

         9.       Duration and Termination                                      11

         10.      Bankruptcy                                                    13

         11.      Indemnification                                               14

         12.      Representations and Warranties                                14

         13.      Force Majeure                                                 15

         14.      Headings                                                      15

         15.      Waiver                                                        15

         16.      Invalidity                                                    16

         17.      Assignment                                                    16

         18.      Non-Exclusivity                                               16

         19.      Expenses                                                      16



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

         20.      Governing Law                                                 16

         21.      Independent Contractors                                       17

         22.      Entire Agreement                                              17

         23.      Notices                                                       17

         24.      Non-English Versions                                          18

         25.      Counterparts                                                  18

         26.      Contingent Services                                           19


                  SCHEDULE                                                    PAGE

         1.       Basic Standard Services                                       21

         2.       Charges for Basic Standard Services                           25

         3.       Territory 1 Geographical Locations                            27

         4.       Optional Services                                             29

         5.       Charges for Optional Services                                 33

         6.       Interactive Display                                           37

         7.       Numeric Availability Status (NAVS)                            39

         8.       Class Selection                                               43

         9.       Point Of Sale                                                 45

         10.      Inside Availability                                           47

         11.      Interactive Sell                                              49

         12.      Positive Acknowledgement                                      51

         13.      Seat Assignment                                               55

         14.      Boarding Pass                                                 57



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

         15.      Servicing Facility via Airline Servicing Terminal             59

         16.      Servicing Facility via Borrow Booking File                    61

         17.      Claim PNR                                                     63

         18.      Complete Booking Record                                       65

         19.      Booking Information                                           67

         20.      Ticketing Information                                         69

         21.      Participant Briefing                                          71

         22.      GlobalFares                                                   73

         23.      Drop Through - Limited Access                                 77

         24.      Drop Through - Full Access                                    81

         25.      Ticketing Facility                                            85

         26.      Migration                                                     87

         27.      Europe                                                        91



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                              GALILEO INTERNATIONAL

                      GLOBAL AIRLINE DISTRIBUTION AGREEMENT



This Agreement is made as of the _________ day of ____________________, 19 _____
among GALILEO INTERNATIONAL PARTNERSHIP, a Delaware general partnership whose principal place of business is located at 9700 West Higgins Road, Rosemont, Illinois 60018, USA ("Galileo International"), GALILEO INTERNATIONAL LIMITED, a company organised under the laws of England and Wales, whose principal place of business is located at Windmill Hill, Swindon, England, SN5 6PH ("Limited") and Americana de Aviacion a ___________________ company whose principal place of business is located at 345 Larco Avenue 5th Floor, Lima Peru ("Participant").



INTRODUCTION

WHEREAS, Galileo International provides computerised reservations and ticketing and other services.

WHEREAS, Participant wishes to purchase services from Galileo International, and Galileo International is willing to allow Participant to do so under the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual obligations set forth below, Galileo International, Limited and Participant hereby agree to abide by the terms and conditions of this Agreement.


1.       DEFINITIONS

As used in this Agreement, the terms listed below shall be defined as follows:

"Active Confirmed Segment" means a Direct Flight Segment that has a filed status code of HK in the System and for which a message has been transmitted from the System.

"Affiliate" means, with respect to any entity at any time, a Person (i) that at such time owns or controls, directly or indirectly, 50% or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights, (ii) 50% or more of whose capital stock (or other ownership interest, if not a corporation) ordinarily having voting rights at such time is owned or controlled, directly or indirectly, by such entity or
(iii) 50% or more of whose capital stock (or other ownership interest, if not a corporation) ordinarily having voting rights at such time is owned or controlled, directly or indirectly, by another Person that at such time owns or controls, directly or indirectly, 50% or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights.

"Agreement" means this Agreement and its Schedules, as amended or supplemented from time to time.

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"AIRIMP" means the ATA/IATA Reservations Interline Message Procedures.

"ARINC" means Aeronautical Radio, Inc.

"ATA" means the Air Traffic Association of America.

"AVS" means Availability Status.

"Booking File" means a record stored in the System that relates to a booking.

"Cancel" means any entry by a Galileo International Subscriber in the System that causes a Direct Flight Segment to be deleted from a Booking File. Cancels shall be counted on a per passenger, per Direct Flight basis.

"CRS" means a computerised reservation system or computerised reservation systems, as applicable, except that the term "CRS" shall not refer to a system to the extent that it is used solely as an internal reservations system.

"Direct Flight" means a flight, either non-stop or stopping, operated by a single aircraft between two locations.

"Direct Flight Segment" means an entry by or on behalf of a Galileo International Subscriber which results in a segment in a Booking File from which can be determined desired travel of a passenger or passengers for a flight of Participant, either non-stop or stopping, operated by a single aircraft between two locations, counted on a per passenger per segment basis.

"Equipment" means any computer equipment and/or any software that Galileo International has authorised Participant to connect either directly or indirectly to the System for the purposes of the service described in Schedule 15.

"Galileo International Software" means the software used in or with the System that is owned or licensed, in whole or in part, directly or indirectly by Galileo International or its predecessors (including but not limited to all software supplied by Galileo International or its predecessors for use by Participant in conjunction with the System, including any such software modified by Participant with the consent of Galileo International or its predecessors).

"Galileo International Subscriber" means any Person that is authorised to use the System.

"IATA" means the International Air Transport Association.

"Input" means any entry by a Galileo International Subscriber in the System whereby a Direct Flight Segment is added in a new or an existing Booking File, or whereby the status code is changed in an existing Booking File, counted on a per passenger, per Direct Flight basis, except that it shall not include a Cancel.

"Marks" means the names "Galileo International", "Galileo", "Apollo", "Focalpoint", "GlobalFares", and such other trade or service marks that are owned by Galileo International or any of its Affiliates or distributors.

"Net Passenger Segment" means all Active Confirmed Segments, Passive Segments and Other Segments less any Cancels.


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"Numeric AVS Message" means an AVS message that indicates the actual number of seats available for sale.

"Other Segment" means a Direct Flight Segment that is neither an Active Confirmed Segment nor a Passive Segment, including for example a Direct Flight Segment requesting space and a Direct Flight segment waitlisting space.

"Participant's CRS" means any CRS that is, either in whole or in part, owned, operated, or marketed by or on behalf of Participant or any of its Affiliates.

"Participant's System" means the internal reservations system used by Participant.

"Participating Carrier" means any airline that has entered into a Global Airline Distribution Agreement with Galileo International.

"Passive Segment" means a Direct Flight Segment that is created in the System using a "passive" status code, including but not limited to, AK, AL, AN, BK, BL, BN, GK, GL, GN, or HK, and for which a message has not been transmitted from the System to Participant's System.

"PNR" means a Passenger Name Record stored in Participant's System.

"Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organisation, governmental or regulatory body or other entity.

"Quotasale" means the maximum number of seats that may be sold on a particular flight/class/date in one transaction as indicated by Participant in Schedule 1.

"Record Locator" means the file reference of a PNR stored in Participant's
System.

"Request" means any request made for work relating to a Booking File to be carried out by Participant, including but not limited to ticket issuance, pre-paid ticketing, fare quote and medical assistance.

"Restricted Information" means all data, documentation and materials, either oral or written, obtained by one party to this Agreement from another party to this Agreement pursuant to or in connection with this Agreement that relate to that other party or its customers, that have been designated as confidential by the other party, and that are in fact confidential in nature; provided, however, "Restricted Information" does not include: (i) information that has been filed with, and made public and generally available by, any governmental agency, or which has otherwise been publicly disclosed; (ii) information already in the other party's possession; (iii) information made available to the other party by third parties not known by the other party to be in breach of a confidentiality obligation; or (iv) any data that is provided by Participant for purposes of display in the System or that has been generated by or is contained in the System.

"Schedules" means the schedules attached hereto, as they may be modified or supplemented by Galileo International from time to time.

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"Shared Designator Carrier" means an air carrier other than Participant, but only to the extent that it uses Participant's airline designator code.

"SITA" means Societe Internationale de Telecommunications Aeronautiques.

"System" means any CRS operated by Galileo International, not including the Apollo by Gemini CRS.

"Territory 1" refers to the geographical locations listed in Schedule 3.

"Territory 2" refers to all geographical locations other than those listed in
Schedule 3.


2.       DUTIES OF GALILEO INTERNATIONAL

A. Galileo International shall maintain and operate the System and shall provide to Participant various standard services at the charges set out in Schedule 2, as it may be amended by Galileo International from time to time. Depending on the options selected by Participant under
         Schedule 1, these services may include, among other things, display of schedules and fares, building of connections, display of flight availability status, and provision of booking capability. The scope of the standard services provided shall be determined, and may be amended from time to time, by Galileo International. Such standard services shall not include the optional services listed in Schedule 4.

B. Galileo International shall offer to Participant the optional services listed in Schedule 4, as it may be amended by Galileo International from time to time, at the charges set out in Schedule 5, as it may be amended by Galileo International from time to time. Subject to Article 9.I below, Galileo International may add, modify or delete optional services offered to Participant at any time. Subject to that right, Galileo International shall provide Participant with those optional services selected by Participant on Schedule 4.

C. Subject to Article 9.I, Galileo International shall have the right to make, at Galileo International's sole discretion, any adjustments, modifications, or changes to the System or its services. Galileo International shall give Participant reasonable notice of any modifications to the System that, in the reasonable judgement of Galileo International, are likely to have a material adverse impact on Participant's ability to communicate with or utilise the System.

D. Galileo International shall take reasonable steps to ensure that service is not interrupted. However, Galileo International reserves the right to interrupt the operation of the System for technical or operational reasons; provided, that, Galileo International shall use reasonable efforts to keep such interruptions as short and infrequent as practicable.

E. Galileo International shall make available to Participant documentation and/or information to assist Participant in making modifications as necessary to enable Participant's System to interface with the System for the purpose of implementing any optional service selected by Participant under this Agreement.

F. Galileo International shall pay Type B teletype communications costs relating to messages generated by the System and sent to Participant's System that are incurred in connection with the services provided under this Agreement; provided, that, such communications are supplied by SITA or ARINC, as selected by Galileo International.

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G.       Where Participant uses a computer to computer communications link between the System and Participant's System, Galileo International shall offer certain point(s) of entry into the System communications network and will specify the connectivity parameters that must be used in order that Participant's System can send and receive Type A and/or unsecured Type B messages. Subject to Articles 3.F and 3.G. below, Galileo International will pay all costs of communication between Participant's point of entry, as specified by Galileo International, and the System.

H. Upon receipt of documented evidence from Participant of speculative bookings or other abusive practices by a Galileo International Subscriber involving the sale of Participant's air transportation services, Galileo International shall assist efforts by Participant to initiate appropriate, timely and reasonable remedial measures against such Galileo International Subscriber.

I. Galileo International shall have no obligation to provide and shall not provide any services that, in the reasonable opinion of Galileo International, are inconsistent with or in violation of any act or order of a governmental authority applicable to Galileo International, its distributors, Galileo International Subscribers, or Participant.

J. Galileo International shall be entitled to amend the list of geographical locations contained in Schedule 3.

K. Galileo International shall be entitled to perform any or all of its obligations under this Agreement and to exercise any or all rights granted to it under this Agreement through any other Person.


3.       DUTIES OF PARTICIPANT

A. Participant shall indicate all appropriate choices, and shall provide any requested information, on the applicable Schedules below, including at a minimum Schedules 1 and 4.

B. Participant, at its own cost, shall provide Galileo International with data that are at least as complete, timely, accurate, and advantageous, and that are delivered in as favourable a manner, as those it provides to any other CRS, including Participant's CRS. Participant shall provide any such data in a format and through a supplier (if a supplier is used) that are acceptable to Galileo International.

C. Participant shall participate in every CRS in which Galileo International has a direct or indirect ownership interest in every country in which services of such a CRS are offered, to the extent that
         (i) the display of services does not discriminate against Participant and (ii) any charges to Participant are not discriminatory.

D. Participant shall ensure that Participant's CRS offers services to all air carriers with an ownership interest in Galileo International to the same extent and on terms and conditions that are at least as favourable as those on which Participant's CRS offers those services to other air carriers, including Participant.

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E.       Participant shall, at its own cost, ensure that any work that is necessary in order to provide both the standard services and any optional services selected by Participant (unless it is stated in this Agreement to be a responsibility of Galileo International) is carried out in a manner that is at least as complete, timely, accurate and favourable to Galileo International as the manner in which work is carried out by or on behalf of Participant with any other CRS, including Participant's CRS.

F. Participant shall pay all costs and charges relating to communication between Participant's System and the point of entry, as specified by Galileo International, to the System communications network, including but not limited to costs of hardware required at the point of entry and charges for installation, connection, line rental, usage and deinstallation.

G. Participant shall pay Type B teletype communications costs relating to messages generated by Participant's System and sent to the System that are incurred in connection with the services provided under this Agreement.

H. Participant shall cause all Galileo International messages from the System to Participant's System to be processed at no less speed and priority than equivalent messages from any other CRS, including Participant's CRS.

I. Participant shall not reject a booking that has been made through the System where Participant's System has not responded to the System within twelve (12) hours of the message origination, even though overbooking may result therefrom and denied boarding compensation may be required.

J. Participant shall not reject a booking for a passenger that has been made in the System where that booking has been made via an optional service described in Schedule 6, 7, 11, or 12.

K. Participant shall accept for transportation any passenger presenting a ticket that bears an "OK" status and that has been issued as a result of a booking made through the System, consistent with data in the System and otherwise in accordance with this Agreement, even though no record of that booking may exist in Participant's System, overbooking may result therefrom, and denied boarding compensation may be required.

L. Participant shall accept a ticket for transportation at the fare shown on that ticket provided that the ticket was automatically issued by a Galileo International Subscriber location outside Europe (as defined in
         Schedule 27) at a fare consistent with the data in the System at the time of its automatic issuance, so long as the booking related to that ticket has not been altered in any material respect so as to affect directly the fare quotation since the date of the automatic issuance. Participant acknowledges that Galileo International and Galileo International Subscribers shall have no liability to Participant (and Participant hereby waives any rights and remedies against Galileo International and Galileo International Subscribers) for any inaccuracies in the fares data shown on such a ticket.

M. Participant shall accept a ticket for transportation at the fare shown on the ticket provided that the ticket was automatically issued by a Galileo International Subscriber location in Europe (as defined in
         Schedule 27) at a fare consistent with the data in the System at the time of its automatic quotation, and not more than seven days after the automatic quotation of the fare was made by the System, so long as the booking related to that ticket has not been altered in any material respect so as to affect directly the fare quotation since the date of the automatic quotation. Participant acknowledges that Galileo International and Galileo International Subscribers shall have no liability to Participant (and Participant hereby waives any rights and remedies against Galileo International and Galileo

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         International Subscribers) for any inaccuracies in the fares data shown in the System on the date on which the automatic quotation was made, unless Participant has notified Galileo International of any change to that data more than seven days prior to that date. The provisions of this Article 3.M. may be cancelled at any time by Galileo International upon ten days written notice provided by Galileo International to Participant, such that the provisions of Article 3.L shall apply to tickets issued by Galileo International Subscribers located anywhere in the world.

N. Participant hereby grants ticketing authority to issue Participant's transportation documents through the System to Galileo International and all Galileo International Subscribers that hold validation approval to issue transportation documents on Participant's behalf in each territory in which Participant is, at the subject time, a member of any authorised ticketing arrangement and in which the System is authorised to operate in the capacity of a "System Provider" or in another comparable capacity. Participant expressly agrees to execute promptly all agreements and other authorisations specified by the local settlement plan or any other operator of an authorised ticketing arrangement that Galileo International reasonably believes are necessary to implement such authority for the System.

O. Participant shall develop or modify at its own cost any computer software for use within Participant's System that is necessary to implement any standard or optional service selected by Participant under this Agreement.

P. In the event Participant makes any change in Participant's System that may impact on any standard or optional service provided under this Agreement, Participant shall give at least sixty (60) days advance written notice to Galileo International. Participant shall provide reasonable assistance to Galileo International to develop any necessary changes to the System. All reasonable expenses and costs incurred by Galileo International in excess of eight (8) person-hours of work with respect to such change will be charged to Participant at Galileo International's then prevailing rates.

Q. Participant shall not provide any services through the System inconsistent with any act or order of a governmental authority applicable to Galileo International, its distributors, Galileo International Subscribers, or Participant.

R. Participant shall provide any services through the System to the extent it is required to do so by any act or order of a governmental authority applicable to Galileo International or Participant.

S. Participant shall not use the System for any fraudulent or unlawful purpose or in any manner or for any purpose contrary to any reasonable instruction issued by Galileo International.

T. Except with respect to its Shared Designator Carriers, Participant shall not make available to any other party either directly or indirectly any of the services obtained by Participant from the System or from Galileo International without the prior written consent of Galileo International.

U. Participant shall grant to Galileo International employees or authorised representatives travelling to and from places where meetings between Galileo International and Participant are due to be held free travel on appropriate flights of Participant when such travel is undertaken at the request of Participant.

V. Participant shall ensure that each of its Shared Designator Carriers, other than those Shared Designator Carriers that have entered into a Global Airline Distribution Agreement with Galileo International, complies with the terms and conditions of this Agreement.


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4.       CHARGES

A. Participant shall pay to Galileo International (or such other Person as Galileo International shall direct) on a monthly basis the charges for use of the System and other services rendered under this Agreement, as specified in the Schedules.

B. Participant shall be responsible for all charges related to services provided to any of its Shared Designator Carriers, other than those Shared Designator Carriers that have entered into a Global Airline Distribution Agreement with Galileo International.

C. In the case of transactions relating to Participant's operations that are made available for sale under a different Participating Carrier's airline designator code, Participant shall pay charges at rates corresponding to the selection of services made by the other carrier under the Global Airline Distribution Agreement entered into by that carrier and Galileo International.

D. Galileo International reserves the right to increase or decrease the charge for any service provided pursuant to this Agreement upon thirty
         (30) days prior written notice to Participant. Among other things, this includes the right to introduce charges for existing or new services provided pursuant to this Agreement and the right to change the method by which charges are calculated or assessed.


5.       PAYMENT

A. Galileo International shall submit monthly invoices to Participant for all charges and other sums due from Participant under this Agreement.

B. Where Participant is a member of the Airlines Clearing House or the IATA Clearing House or any similar payment settlement system, Galileo International may at its discretion effect settlement of an invoice through one of these systems. Invoices will be rendered and payment will be made in the currency that Participant has elected to use for clearing in the settlement system elected by Galileo International.

C. Where Participant is not a member of any settlement system used by Galileo International, invoices will be submitted to Participant by Galileo International for settlement on a monthly basis, but only until such time as Participant becomes a member of any such settlement system. Participant shall notify Galileo International of the currency in which invoices will be rendered and payment made, provided that Participant's choice will be limited to U.S. Dollars, UK Sterling, European Currency Units (ECU), or such other currency as Galileo International may approve from time to time. If Participant provides no notification of its choice of currency for invoices and payment, Galileo International will determine the currency for these purposes.

D. If the currency chosen for invoicing differs from the currency used by Galileo International for pricing, the exchange rate used will be the prevailing rate charged by National Westminster Bank PLC at the close of business in London on the business day immediately preceding the date of Galileo International's invoice.


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E.       Where Participant disputes any invoice submitted by Galileo
         International, Participant may reject that part of the invoice that it disputes, but only if it does so as soon as practicable after it becomes aware of the problem and in any event within twelve (12) months of the date of the invoice. Participant shall explain to Galileo International in writing the circumstances surrounding the disputed billing and the reasons behind the rejection of the disputed amount and shall co-operate with Galileo International in efforts to resolve the dispute. Notwithstanding any such dispute, Participant shall pay promptly any invoiced amount, or portion thereof, that is not in dispute, according to the other terms of this Article. In the event Participant and Galileo International are unable to resolve the dispute within a reasonable period of time, Galileo International may invoke any remedy available to it.

F. Subject to the second sentence of this paragraph, if any sum payable under this Agreement is not paid by the due date shown on the invoice, which due date shall be no earlier than thirty (30) days after the invoice date (or, if no due date is shown, the due date shall be thirty
         (30) days after the invoice date), Galileo International shall be entitled (without prejudice to any other right or remedy it may have) to charge Participant interest on such sum, both before and after judgement, if any, at the rate of one and one-half percent (1.5%) per month compounded or the maximum rate permitted by law, whichever is less, from and including the date of the invoice until and including the date actual payment is received. If, pursuant to the terms of this Agreement, Participant makes payments to Galileo International through a clearing house process, and the payment cycle used by that clearing house is longer than 30 days, then interest shall not begin to accrue until the end of the payment cycle following issuance of the invoice by Galileo International.


6.       TAXES

A. In addition to any other charges or sums payable to Galileo International under this Agreement, Participant shall pay when due, or, at Galileo International's election, reimburse and indemnify and hold Galileo International and its owners harmless from and against, all sales, use, excise, franchise, withholding, real property, and other taxes and any and all domestic and foreign duties or import, export or license fees, howsoever designated (together with any related interest or penalties not arising from fault on the part of Galileo International), now or hereafter imposed by any local or foreign taxing authority, or governmental agency or other similar bodies arising out of or in connection with this Agreement. Participant shall reimburse Galileo International for all such taxes, fees and charges within thirty (30) days of the date of Galileo International's invoice therefor. Notwithstanding the foregoing, Participant shall not be responsible for any taxes payable or based on Galileo International's net income.

B. Notwithstanding Article 6.A above, unless otherwise agreed in writing in advance by the parties hereto, Galileo International shall be responsible for the filing of all personal property tax returns and shall pay all taxes indicated thereon. Participant shall reimburse Galileo International for all such taxes, fees and charges within thirty (30) days of the date of Galileo International's invoice therefor.

C. Upon the request of Galileo International, Participant shall provide reasonable assistance to Galileo International in the filing of any documents or the making of any statement in connection with the recovery of any taxes referred to in this Article.


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7.       PROPRIETARY RIGHTS

A. Participant may use the Marks in promotional materials, provided that Participant obtains the prior written consent of Galileo International for each such use and Participant complies with any and all conditions Galileo International may impose to protect the use of the Marks. Participant must state in all such promotional materials that the Mark being used is a trademark or service mark of Galileo International or of the applicable Affiliate or distributor.

B. Participant acknowledges that Galileo International owns the System database and that Galileo International has sole discretion concerning the use of information from that database, provided, however, that nothing in this Agreement shall affect any confidentiality obligation contained in any separate agreement entered into between Galileo International and Participant.

C. Nothing in this Agreement shall give Participant any right in respect of any Galileo International Software or the reference materials relating to the System that Galileo International may provide to Participant (or the copyright or other intellectual property rights of whatever nature in respect thereof), and Participant hereby acknowledges that, except as expressly provided in this Agreement, it shall not acquire any rights in respect thereof, and that all such rights are, and shall remain, vested in Galileo International or its licensor, including any right, title and interest in and to any software resulting from work undertaken by or on behalf of Participant as envisaged by Article 7D.

D.       Participant may not without the prior written consent of Galileo
         International:

         (i) modify, enhance, alter, decompile, recompile, disassemble, or reverse engineer the whole or any part of the Galileo International Software;
         (ii) permit the whole or any part of the Galileo International Software to be combined with or incorporated in any computer program or software;
         (iii) make any copy of the Galileo International Software or any part thereof except that Participant may make any copies as are reasonably necessary for operational security and use, provided that Participant reproduces and includes on all such copies any copyright or trademark notices or any other indication of the property rights of Galileo International or its licensor. Such copies and the media on which they are stored shall be the property of Galileo International, and this Agreement shall apply to all such copies as it applies to the Galileo International Software; or
         (iv) make any copy of the reference materials relating to the System or any part thereof except that Participant may make such copies as are reasonably necessary for operational security and use.

E. Unless Participant has obtained the prior written consent of Galileo International, Participant shall not provide or otherwise make available the Galileo International Software or the reference materials relating to the System to any Person other than Participant's directors, officers, employees, advisers, agents, representatives, or consultants who require access to the same for the purposes of this Agreement.

F. Participant shall treat as confidential and keep secret all information contained or embodied in the Galileo International Software and the reference materials relating to the System and further agrees that the provisions of Article 8 shall apply accordingly. In addition, Participant shall ensure that the Persons who are permitted to have access to Galileo International Software or the reference materials relating to the System, or any part thereof, pursuant to Article 7.E above are made aware prior to the disclosure that the


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

         same is confidential and that they owe a duty of confidence in respect thereof to Galileo International.


G. Participant shall indemnify Galileo International in respect of all loss or damage, monetary or otherwise, that Galileo International may sustain or incur as a result of any unauthorised disclosure or any other failure of Participant to comply with this Article or Article 8.


8.       CONFIDENTIALITY

A.       All parties hereto shall treat as confidential all Restricted
         Information.

B. Except with the prior written consent of the relevant party or as provided in this Article, each party shall, at all times:

         (i) not divulge, sell, transfer, exchange, or otherwise provide any Restricted Information to any third Person;

         (ii) not make any use of any Restricted Information other than for the purposes of performing its obligations hereunder; and

         (iii) ensure that none of its directors, officers, employees, advisers, agents, representatives, or consultants does any act which, if done by that party, would be a breach of the provisions of subparagraphs (i) or (ii) above.

         Any party may disclose any Restricted Information to any governmental, judicial or other competent authority or competent regulatory body or any employee thereof to such extent only as is necessary for the purposes contemplated by this Agreement or as required by law, provided, however, that before disclosing such Restricted Information to any such Person, that party shall use its best efforts to immediately notify the party that provided the Restricted Information of the intended disclosure and shall use its best efforts to permit the other party a reasonable period of time to intervene and contest disclosure or production at the other party's own expense if the other party so wishes.

C. The provisions of this Article shall continue in force in accordance with their terms, notwithstanding the termination of this Agreement for any reason.


9.       DURATION AND TERMINATION

A.       This Agreement shall commence on
         ________________________________________ (the "Commencement Date") and,
         subject to the provisions of this Article, shall continue in full force and effect for an initial period of one (1) year from the Commencement Date. Thereafter, this Agreement shall continue in full force and effect, unless and until terminated by any party by written notice to the other parties at least ninety (90) days in advance of termination. Such a termination may take effect no earlier than one (1) year from the Commencement Date.

B. Notwithstanding Article 9.A above, if Participant does not agree to pay any charge for standard services stated in Schedule 2 that is to be increased in accordance with Article 4.D above, it may terminate this Agreement by giving written notice to Galileo International at least fifteen (15) days prior to the effective date of the price increase.


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C.       Any party to this Agreement shall be entitled to terminate the
         Agreement immediately upon giving written notice to the other parties if:
         (i)      another party (other than Limited) becomes insolvent;
         (ii) another party (other than Limited) is generally not paying its bills when they became due;
         (iii) another party (other than Limited) takes any step leading to its cessation as a going concern;
         (iv) another party (other than Limited) either ceases or suspends operations for reasons other than a strike;
         (v) voluntary or involuntary liquidation proceedings are commenced with respect to another party (other than Limited) except for the purpose of amalgamation or reconstruction;
         (vi) a receiver or a judicial manager is appointed in respect of the whole or part of the assets of another party(other than Limited);
         (vii) another party (other than Limited) makes an assignment for the benefit of its creditors; (viii) another party (other than Limited) voluntarily or involuntarily becomes subject to any proceeding under the bankruptcy or insolvency laws of any jurisdiction; or
         (ix)     anything analogous to any of the foregoing events described in
                  (v), (vi), (vii) or (viii) occurs under the laws of any jurisdiction in respect of another party (other than Limited);

         unless the defaulting party, before such termination, immediately gives adequate assurance of the future performance of this Agreement by establishing an irrevocable letter of credit that may be drawn upon by the insecure party or parties. Such letter of credit must be issued by a bank acceptable to the insecure party or parties, on terms and conditions acceptable to the insecure party or parties, and in an amount sufficient to cover all amounts potentially due from the defaulting party under this Agreement.

D. In the event of material breach of any of the terms or conditions of this Agreement by any party to the Agreement (other than Limited), any non-breaching party may terminate this Agreement, without further liability or prejudice to any other of its rights or remedies, upon prior written notice to the breaching party; provided, however, that the breaching party shall have thirty (30) days to correct such breach following receipt of such notice (except in the case of any payments due, where the period to cure such non-payment shall be ten (10) days after notice). Notwithstanding anything to the contrary herein, in the event Participant is the breaching party, then Galileo International may, at its sole option and without prejudice to any other of its rights or remedies, reduce or restrict the provision of services provided under this Agreement without termination of the Agreement.

E. Any termination of this Agreement shall not affect any liabilities or rights accruing prior to the effective date of such termination, or that are of a continuing nature.

F. Upon termination of this Agreement for whatever reason Participant shall forthwith
         (i) return at Participant's expense all equipment and materials supplied by or on behalf of Galileo International to Participant relating to the System (including, without limitation, the Galileo International Software, any documentation and associated information in a tangible form and all copies of the whole or any part thereof) in good order, repair and condition to Galileo International, which shall for the purpose of recovering such equipment, materials and information have access to any premises of Participant and Participant hereby irrevocably licenses Galileo International, its employees and agents to enter at Galileo International's convenience any such premises for such purpose; and


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         (ii)     pay all sums owed by Participant to Galileo International at the date of termination notwithstanding any period of credit that might otherwise have existed in favour of Participant under this Agreement; and

         (iii) pay Galileo International for any data extraction agreed to be supplied by Galileo International as part of the termination process.

G. Galileo International shall be entitled to suspend this Agreement or withhold certain services thereunder immediately if the supply of such services would directly or indirectly contravene any governmental act or order applicable to Galileo International, its distributors, Galileo International Subscribers, or Participant.

H.       Participant shall participate in all optional services elected on
         Schedule 4 for a minimum of one (1) year. After one (1) year has passed, Participant shall continue to participate in an optional service unless and until Participant terminates its participation in that optional service by written notice delivered to Galileo International at least ninety (90) days prior to termination. Such termination may take effect no earlier than one (1) year after Participant has first received such optional service.

I. Notwithstanding Article 9.H above, (i) if Galileo International makes a material modification to an optional service that significantly interferes with the operation of Participant's System, Participant may terminate its participation in that service by written notice delivered to Galileo International at least thirty (30) days or if applicable such lesser number of days as coincides with the date of implementation of the service modification prior to termination of such optional service; and (ii) if Galileo International increases the price for an optional service, Participant may terminate its participation in that service by written notice delivered to Galileo International at least fifteen (15) days prior to the effective date of the price increase.


10.      BANKRUPTCY

A. If Participant voluntarily or involuntarily becomes subject to any proceeding under the bankruptcy or insolvency laws of any jurisdiction, Participant shall not assume or assign this Agreement (if applicable bankruptcy or insolvency law confers such right) unless and until Participant provides to Galileo International a deposit or irrevocable letter of credit equal to the total of the charges for which Participant became liable during the two months prior to initiation of the proceeding.

B. Participant and Galileo International specifically acknowledge that the provision of security in accordance with Article 10.A above is the minimum security necessary to afford Galileo International adequate assurance of future performance under this Agreement.

C. Participant and Galileo International agree that the provision of security in accordance with Article 10.A above is essential to and an integral part of this Agreement. In the event Participant does not provide that security, Galileo International shall, at its option, have the right to terminate this Agreement immediately.


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11.      INDEMNIFICATION

A. Participant shall indemnify and hold harmless Galileo International and Limited and their owners, officers, directors, employees, and agents from all liabilities, damages, losses, claims, suits, judgements, costs, and expenses, including costs and reasonable attorneys' fees, directly or indirectly suffered by, accrued against, charged to or recoverable from Galileo International, Limited, their owners, officers, directors, employees, and agents, by reason of or in connection with Participant's non-performance or improper performance of its obligations under this Agreement.

B. Except in the case of wilful misconduct by Galileo International, Limited, their owners, officers, directors, employees, or agents, Participant shall indemnify and hold harmless Galileo International and Limited and their owners, officers, directors, employees, and agents from all liabilities, damages, losses, claims, suits, judgements, costs, and expenses, including costs and reasonable attorneys' fees, directly or indirectly suffered by, accrued against, charged to, or recoverable from Galileo International, Limited, their owners, officers, directors, employees, and agents, by reason of or in connection with Participant's services or products supplied in connection with this Agreement.


12.      REPRESENTATIONS AND WARRANTIES

A.       GALILEO INTERNATIONAL HEREBY REPRESENTS AND WARRANTS THAT:

         (i) GALILEO INTERNATIONAL IS THE OWNER OR LICENSEE OF THE GALILEO INTERNATIONAL SOFTWARE; AND

         (ii) GALILEO INTERNATIONAL HAS THE RIGHT TO PROVIDE THE SERVICES OFFERED BY THE SYSTEM TO PARTICIPANT USING GALILEO INTERNATIONAL SOFTWARE.

B. PARTICIPANT'S REMEDIES FOR BREACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE 12.A ABOVE SHALL BE LIMITED SOLELY TO REPLACEMENT OF THE GALILEO INTERNATIONAL SOFTWARE CAUSING THE BREACH OF WARRANTY.

C. EACH PARTY HERETO REPRESENTS THAT (i) THE INDIVIDUAL SIGNING THIS AGREEMENT OR ANY AMENDMENT TO THIS AGREEMENT, ON BEHALF OF PARTICIPANT, GALILEO INTERNATIONAL, OR LIMITED, AS THE CASE MAY BE, IS, OR AT THE MATERIAL TIME WILL BE, DULY AUTHORISED TO EXECUTE THIS AGREEMENT OR AMENDMENT ON BEHALF OF PARTICIPANT, GALILEO INTERNATIONAL , OR LIMITED, AS THE CASE MAY BE, AND HAS FULL POWER AND AUTHORITY TO BIND PARTICIPANT, GALILEO INTERNATIONAL, OR LIMITED, AS THE CASE MAY BE, TO THE TERMS AND CONDITIONS HEREOF; AND (ii) THIS AGREEMENT CONSTITUTES A LEGAL, VALID, AND BINDING AGREEMENT OF PARTICIPANT, GALILEO INTERNATIONAL , OR LIMITED, AS THE CASE MAY BE, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

D. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLES 12.A AND 12.C ABOVE, IN CLAUSE 2.H OF SCHEDULE 10, IN CLAUSE 3.B OF SCHEDULE 22, IN CLAUSE 3.F OF SCHEDULE 23, IN CLAUSE 3.F OF SCHEDULE 24 AND IN CLAUSE 3.E OF SCHEDULE 25 ARE EXCLUSIVE, AND EACH OF GALILEO INTERNATIONAL , LIMITED, AND PARTICIPANT MAKES NO OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO GALILEO


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

         INTERNATIONAL AND LIMITED, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SYSTEM OR THE GALILEO INTERNATIONAL SOFTWARE.

E. EXCEPT FOR A BREACH OF THE EXCLUSIVE WARRANTIES SPECIFIED IN ARTICLES 12.A AND 12.C ABOVE, IN CLAUSE 2.H OF SCHEDULE 10, AND IN CLAUSE 3.B. OF SCHEDULE 22, AND EXCEPT FOR THE RIGHT TO RECEIVE THE EXCLUSIVE REMEDIES SPECIFIED IN ARTICLE 12.B ABOVE, IN ARTICLE 2.H OF SCHEDULE 10, IN CLAUSES 2.G AND 2.H OF SCHEDULE 19, AND IN CLAUSE 2.G OF
         SCHEDULE 20, PARTICIPANT HEREBY WAIVES AND RELEASES GALILEO INTERNATIONAL AND LIMITED AND THEIR OWNERS FROM ANY AND ALL OTHER OBLIGATIONS, LIABILITIES, RIGHTS, CLAIMS AND REMEDIES OF PARTICIPANT AGAINST GALILEO INTERNATIONAL AND LIMITED AND THEIR OWNERS, OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, DUE TO ANY DEFECTS, ERRORS, MALFUNCTIONS OR INTERRUPTIONS OF SERVICE IN OR TO THE SYSTEM OR THE GALILEO INTERNATIONAL SOFTWARE, INCLUDING ANY LIABILITY, OBLIGATION, RIGHT, CLAIM OR REMEDY FOR LOSS OF REVENUE OR PROFIT OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES.

F. EACH PARTY ACKNOWLEDGES THAT, IN ENTERING INTO THIS AGREEMENT, IT DOES NOT DO SO ON THE BASIS OF, AND DOES NOT RELY ON, ANY REPRESENTATION, WARRANTY OR OTHER PROVISION EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.


13.      FORCE MAJEURE

Except for any payment obligations, no party shall be deemed to be in default hereunder or liable for any delays in or failure of performance caused by any act of God, public enemy, war, civil disorder, fire, flood, explosion, riot, labour disputes, work stoppage or strike, unavailability of equipment or software, any act or order of any governmental authority, or any other cause, whether similar or dissimilar, beyond its control, provided that the affected party notifies the other parties as soon as practicable.


14.      HEADINGS

The headings appearing in this Agreement have been inserted as a matter of convenience and in no way define, limit or enlarge the scope of this Agreement or any of the provisions thereof.


15.      WAIVER

No waiver by any party of any breach of this Agreement shall constitute a waiver of any other breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing. The right of any party to require strict performance and observance of any obligation hereunder shall not be affected in any way by any previous waiver, forbearance or course of dealing.


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16.      INVALIDITY

In the event that any material provision in this Agreement is or is about to be prohibited or declared unenforceable in any jurisdiction, or becomes impractical or uneconomical to perform as a result of any impending or actual change in any applicable law, Galileo International shall, at its option, have the right to terminate this Agreement, or to amend, supersede, or delete the prohibited, unenforceable, impracticable or uneconomical provision or provisions, upon written notice to Participant.


17.      ASSIGNMENT

A. Participant shall not assign or otherwise transfer any of its rights, interests or obligations under this Agreement to any third party without the prior written consent of Galileo International, which consent shall not be unreasonably withheld.

B. Subject to Article 26 hereof, at any time during the term of this Agreement, Galileo International may, upon giving ten (10) days' written notice to Participant, assign or otherwise transfer its rights and obligations under this Agreement, whether in whole or in part, to any Affiliate, successor, or third party that accepts all obligations of Galileo International hereunder and agrees with Galileo International to be bound thereby.

C. Any violation of this Article shall be cause for immediate termination of this Agreement by the non-assigning party or, at the option of the non-assigning party, the non-assigning party may declare the assignment of any of the rights or obligations under the Agreement null and void ab initio.


18.      NON-EXCLUSIVITY

Galileo International, Limited and Participant acknowledge that this Agreement is a non-exclusive agreement, and any party to the Agreement may enter into similar agreements with any other party.


19.      EXPENSES

Participant shall be liable for and agrees to reimburse Galileo International and Limited for all attorneys' fees and court costs and related costs incurred by Galileo International or Limited to enforce this Agreement or to seek remedies for breach of this Agreement by Participant.


20.      GOVERNING LAW

This Agreement and all disputes arising under or in connection with this Agreement, including actions in tort, shall be governed by the internal laws of the State of Illinois, USA without regard to its conflicts of laws principles. All actions brought to enforce or arising out of this Agreement shall be brought in federal or state courts located within the County of Cook, State of Illinois, USA, the parties hereby consenting to personal jurisdiction and venue therein. Any party shall be entitled to take such steps as it may consider necessary or desirable in order to enforce any judgement or order against any other party with respect to this Agreement in any jurisdiction where that other party trades or has assets.


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21.      INDEPENDENT CONTRACTORS

Nothing in this Agreement is intended or shall be construed to create or establish an agency, partnership or joint venture relationship among the parties hereto.


22.      ENTIRE AGREEMENT

A. Except as expressly stated herein, this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, whether written or oral, between Participant and Galileo International or any of its predecessors concerning the subject matter hereof, excluding amounts due Galileo International or any of its predecessors that may have accrued under a prior agreement between the parties.

B. This Agreement may be modified only by a written amendment duly executed by the parties, except as provided in Articles 2.A, 2.B, 2.C, 2.J, and 4.D above or otherwise expressly provided herein. In connection with changes Galileo International may make to the standard or optional services provided under this Agreement, or to any of the charges for such services, or to any other provisions of the Schedules, Galileo International from time to time may provide Participant with additional Schedules or replacement Schedules that will supersede the original Schedules.


23.      NOTICES

All notices, requests, demands or other communications given or required hereunder shall be in writing in the English language, and shall be sent by first class, registered or certified mail, postage prepaid, or by overnight or express mail, facsimile or telex to the relevant party at its address as set forth below or to such other address as such party shall designate in writing for that purpose.

If to Participant:

-----------------------------

-----------------------------

-----------------------------

-----------------------------

If to Galileo International :

Attn: COVBP - Vice President, Airline Sales and Marketing
Galileo International Partnership
9700 West Higgins Road
Rosemont, Illinois 60018
U.S.A.


______________________________________________________________________________
(C) Copyright Galileo International Partnership 1994                    Page 17
290394

If to Limited:

Attn:    Company Secretary
Galileo International Limited
Galileo Centre Europe
Windmill Hill
Swindon, England, SN5 6PH


Notices sent via electronic means (e.g. telex, facsimile) shall be effective immediately if sent on a business day prior to 5:00 p.m. local time of recipient. All other notices shall be effective the first business day after posting.


24.      NON-ENGLISH VERSIONS

If any non-English versions of this Agreement are created, then in the event of a conflict between this English version and any non-English version, this English version shall prevail.


25.      COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.


______________________________________________________________________________
Page 18                    (C) Copyright Galileo International Partnership 1994
                                                                         290394

26.      CONTINGENT SERVICES

A. To ensure compliance with outstanding contractual obligations to third parties, or for other reasons, Limited may, in its sole discretion, in the event United States legal constraints should limit or preclude the rendition of U.S.-sourced booking or ticketing services by Galileo International, provide or arrange for another party to provide substitute services from a source outside the United States.

B. To the extent Limited provides or arranges for another to provide substitute services to Participant in accordance with Article 26.A above, Participant agrees to make payments in respect thereof to or at the direction of Limited in amounts equal to those that would have been payable under other provisions of this Agreement (including the Schedules thereto) to Galileo International in respect of booking and ticketing services rendered by it.

C. Limited makes no commitment to Participant to provide or arrange to provide such substitute services, and makes no representations with regard to the comparability thereof to services rendered under this Agreement by Galileo International.

D. The provisions of this Article constitute an independent agreement between Limited and Participant. To the extent they are relevant and appropriate to the implementation of this Article, other provisions of this Agreement are incorporated by reference in this Article and shall be applied in determining the rights and obligations of Limited, as substitute service provider in lieu of Galileo International, and Participant, as the recipient of substitute services, under this Article.

E. Limited and Participant are the only parties to this Article. Galileo International is not a party to this Article and has no rights or obligations in respect thereof. Limited may assign its rights and obligations under this Article to a wholly-owned Affiliate of Limited, and the provisions of Article 17.B of this Agreement shall not apply to the rights and obligations of Limited under this Article. This Article is governed by and shall be construed in all respects in accordance with the laws of England, and Limited, any assignee thereof, and Participant each submit to the exclusive jurisdiction of the English courts.


______________________________________________________________________________
(C) Copyright Galileo International Partnership 1994                    Page 19
290394

IN WITNESS WHEREOF, Galileo International, Limited, and Participant have executed this Agreement as of the day and year first above written.

For and on behalf of                   For and on behalf of

_____________________________          GALILEO INTERNATIONAL PARTNERSHIP
(PARTICIPANT)

By       _______________________       By       ____________________________

Name     _______________________       Name     ____________________________

Title    _______________________       Title    ____________________________

Date     _______________________       Date     ____________________________

                                       For and on behalf of
                                       GALILEO INTERNATIONAL LIMITED

                                       By       ____________________________

                                       Name     ____________________________

                                       Title    ____________________________

                                       Date     ____________________________


______________________________________________________________________________
Page 20                    (C) Copyright Galileo International Partnership 1994
                                                                         290394

                                   SCHEDULE 1

                             BASIC STANDARD SERVICES


This Schedule describes the basic standard services provided to Participant and forms part of the Galileo International Global Airline Distribution Agreement.

1.       AVAILABILITY STATUS ("AVS") MESSAGES

A. Participant hereby agrees to grant to Galileo International the following AVS facilities (initial appropriate option):

         [ ]      Option A - Segment Limit Sales status on all direct flights

         [ ] Option B - Full Segment Availability status on all direct flights

         [ ] Option C - First Closing Availability status for all direct flights

         [ ]      Option D - No availability status

         (See Schedules 6-10 for optional display services.)

B. All AVS messages for any of the Options A, B, or C under Clause 1.A of this Schedule will be sent by Participant's System in accordance with AIRIMP format and will be addressed to both SWIRI1G and HDQRI1V.

2.       MAINTENANCE OF AVAILABILITY

A. The System shall display availability for flights with scheduled departures for a period of up to 331 days.

B. For First Closing Availability (Option C under Clause 1.A of this Schedule), the System will re-open flights on the receipt of an 'AS' status message.

C. New flights added to the System will be displayed as open for sale until closed by an AVS message from Participant's System.

_______________________________________________________________________________
(C) Copyright Galileo International Partnership 1993                    Page 21
41093                                       Schedule 1- Basic Standard Services

3.       QUOTASALE

Unless otherwise specified below, sales will be limited to a maximum of four (4) seats on any available flight/class segment. Space for a greater number of passengers than specified for a particular class can be obtained only by a request message to Participant.

Indicate the specific class code and applicable quota (O through 9): e.g. 9 seats/J class

___seats/___class   ___seats/___class   ___seats/___class   ___seats/___class

___seats/___class   ___seats/___class   ___seats/___class   ___seats/___class

___seats/___class   ___seats/___class   ___seats/___class   ___seats/___class

___seats/___class   ___seats/___class   ___seats/___class   ___seats/___class

___seats/___class   ___seats/___class   ___seats/___class   ___seats/___class

___seats/___class   ___seats/___class   ___seats/___class   ___seats/___class

Additional options may be available (e.g., for Shared Designator Carriers and optional display services). Quotasale choices may be changed by written notice provided to Galileo International.

4.       BASIC BOOKING SERVICE SELECTION

Basic booking service will be on the following basis (initial one):

         [ ]      (i) Standard Sell basis 'SS' or 'NN'

         [ ]      (ii) Request only 'NN'

         [ ]      (iii) No booking messages


_______________________________________________________________________________
Page 22                   (C) Copyright Galileo International Partnership 1993
Schedule 1- Basic Standard Services                                       41093

Where Participant has selected one of Options A, B, or C under Clause 1.A of this Schedule, Participant shall select option (i) under this paragraph. Where Participant has selected Option D under Clause 1.A of this Schedule, Participant shall select one of options (ii) or (iii) under this paragraph. Communications from the System to Participant's System in connection with operations under this Clause shall be made in accordance with AIRIMP format and addressed to the following reporting address:

(Please indicate one teletype communications address for receiving all booking messages, e.g., HDQRMZZ).

(See Schedules 6, 7, 11 and 12 for optional selling services.)

5.       CREDIT CARD AUTHORIZATION

Whenever a Galileo International Subscriber issues an accountable document with a form of payment designated as a credit card number of a card issuer with which Galileo International has established credit check arrangements via a communications link, the System will automatically seek a card payment authorization for the issuer. The System will print any payment authorization reference received on accountable documents issued by the System and plated to Participant.

6.       USE OF BASIC STANDARD SERVICES WITH OPTIONAL SERVICES

Where Participant has selected one or more of the optional services in Schedule 6, 7, 10, 11 and/or 12, and in the event that any such optional service is either unavailable or is not being used by a Galileo International Subscriber, the System will offer the basic standard services as selected by Participant in this Schedule 1.


_______________________________________________________________________________
(C) Copyright Galileo International Partnership 1993                    Page 23
41093                                       Schedule 1- Basic Standard Services

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_______________________________________________________________________________
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Schedule 1- Basic Standard Services                                       41093

                                   SCHEDULE 2

                          CHARGES FOR STANDARD SERVICES


This Schedule describes the charges for segments created through the use of basic standard services provided to Participant and forms part of the Galileo International Global Airline Distribution Agreement.

TYPE OF DIRECT FLIGHT SEGMENT                        CHARGE*


TERRITORY 1                                    PER                        PER
------------                                  INPUT                      CANCEL
                                            ---------                  -----------
Active Confirmed Segment                    USD 1.195                   USD 0.27
Passive Segment                             USD 1.00                    USD 0.27
Other Segment                               USD 0.53                    USD 0.27


TERRITORY 2                                          PER NET PASSENGER SEGMENT

Net Passenger Segment                                USD 3.12

Schedule Level Participants (i.e. those Participants choosing in Schedule 1, Option D of paragraph 1A - 'No Availability Status' - and Option iii of paragraph 4 - 'No Booking Messages') will pay USD 1.90 per Net Passenger Segment. Notwithstanding Article 2.B of this agreement, Schedule Level Participants may not select any of the optional services in Schedule(s) 6, 7, 8, 9, 10, 11, 12, 13, 14, 16, 17, 18, 23, 24, 25 and 28.

*For purposes of this Schedule, Territory 1 and Territory 2 refer to the location of the Galileo International Subscriber that performs the activity that generates a charge. All charges are stated in U.S. Dollars (USD). These charges do not apply to any transaction that occurs only through use of the System as an internal airline reservations system. In addition, these charges do not apply to transactions generated in connection with training activities conducted by employees of Galileo International or its distributors or by agents authorised by Galileo International to provide such training on behalf of Galileo International. These charges do apply to any Net Passenger Segments which are created by use of the Claim PNR, Drop Through - Limited Access and/or Ticketing Facility service(s).

There is no charge for Open Segments ('NO' status code) and there is no charge for Credit Card Authorisation.


-------------------------------------------------------------------------------
(C)Copyright Galileo International Partnership 1996                     Page 25
240197                               Schedule 2 - Charges for Standard Services

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-------------------------------------------------------------------------------
Page 26                     (C)Copyright Galileo International Partnership 1996
Schedule 2 - Charges for Standard Services                               270296

                                   SCHEDULE 3

                       TERRITORY 1 GEOGRAPHICAL LOCATIONS

This Schedule lists the geographical locations included in Territory 1 and forms part of the Galileo International Global Airline Distribution Agreement:


                       American Samoa
                       Canada
                       Guam
                       Japan
                       Northern Mariana Islands
                       Mexico
                       United States of America
                           (including its overseas territories,
                           commonwealths, trust territories and protectorates)


--------------------------------------------------------------------------------
(C)Copyright Galileo International Partnership 1993                      Page 27
41093                            Schedule 3 - Territory 1 Geographical Locations

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--------------------------------------------------------------------------------
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Schedule 3 - Territory 1 Geographical Locations                            41093

                                   SCHEDULE 4

                                OPTIONAL SERVICES

This Schedule lists optional services that may be selected by Participant and forms part of the Galileo International Global Airline Distribution Agreement.

With effect from the date of signature of this Schedule by Galileo International and Limited, this Schedule 4 will replace any previous Schedule 4 to the Galileo International Global Airline Distribution Agreement between Galileo International, Limited and Participant.


For and on behalf of                        For and on behalf of
                                            GALILEO INTERNATIONAL PARTNERSHIP
________________________________

(PARTICIPANT)

By       _______________________         By       ____________________________

Name     _______________________         Name     ____________________________

Title    _______________________         Title    ____________________________

Date     _______________________         Date     ____________________________

                                         For and on behalf of
                                         GALILEO INTERNATIONAL LIMITED

                                         By       ____________________________

                                         Name     ____________________________

                                         Title    ____________________________

                                         Date     ____________________________

Please INITIAL in the space provided all optional services in which Participant elects to participate:

[ ]       (i) Interactive Display. See Schedule 6.

[ ]       (ii) Numeric Availability Status (NAVS). See Schedule 7.

[ ]       (iii) Class Selection. See Schedule 8.


--------------------------------------------------------------------------------
(C)Copyright Galileo International Partnership 1996                      Page 29
270296                                            Schedule 4 - Optional Services

[ ]       (iv) Point of Sale. See Schedule 9.

[ ]       (v) Inside Availability. See Schedule 10.

[ ]       (vi) Interactive Sell. See Schedule 11.

[ ]       (vii) Positive Acknowledgement. See Schedule 12.

[ ]       (viii) Seat Assignment. See Schedule 13.

[ ]       (ix) Boarding Pass. See Schedule 14.(This requires selection of (viii)
               as well.)

[ ]       (x) Servicing Facility via Airline Servicing Terminal. See Schedule
              15.

[ ]       (xi) Servicing Facility via Borrow Booking File. See Schedule 16.

[ ]       (xii) Claim PNR. See Schedule 17. (This requires selection of (vi) as well)

[ ]       (xiii) Complete Booking Record. See Schedule 18.

[ ]       (xiv) Booking Information. See Schedule 19. (Please initial desired
                Options below.)

          a  [ ]      Billing Information Data Transfer ("BIDT")

          b  [ ]      Marketing Information Data Transfer-U.S. ("MIDT-US")

          c  [ ]      Marketing Information Data Transfer-Rest of the World
                      ("MIDT-ROW")


--------------------------------------------------------------------------------
Page 30                      (C)Copyright Galileo International Partnership 1996
Schedule 4 - Optional Services                                            270296

                                  (Please initial one option:)

                                  [ ]  Territory 1

                                  [ ]  Territory 2

                                  [ ]  Territories 1 and 2

  [ ] (xv)     Ticketing Information.  See Schedule 20.  (Please initial below.)

        a   [ ]     Sales Interface Record Data-US ("SIR-US")

        b   [ ]     Sales Interface Record Data-Rest of the World ("SIR-ROW")

                          (Please initial one Option:

                      [ ]    Territory 1

                      [ ]    Territory 2

                      [ ]    Territories 1 and 2

[ ]   (xvi)    Participant Briefing.  See Schedule 21.  (Please Initial desired
               Option(s) below).

        [ ]   Participant Briefing Pages for display in Territory  1.

        [ ]   Participant Briefing Pages for display in Territory  2.


--------------------------------------------------------------------------------
(C)Copyright Galileo International Partnership 1996                      Page 31
270296                                            Schedule 4 - Optional Services

[ ] (xvii)  GlobalFares. See Schedule 22.(Please initial desired Options below.)

         a   [ ]       On-Line Fares Update.  (Please initial one below)

                       [ ] 100 free Fare Updates per day, plus charge for each Fare Update over 100.

                       [ ] Charge per Fare Update, plus charge per hour or portion thereof required for input.

         b   [ ]       Direct Batch Fares Update.

[ ]         (xviii)  Drop Through - Limited Access.  See Schedule 23.

[ ]         (xix)    Drop Through - Full Access.  See Schedule 24.

[ ]         (xx)     Ticketing Facility.  See Schedule 25.

[ ]         (xxi)    Marriage Logic.  See Schedule 28.




See Article 9 of this Agreement for provisions concerning duration and termination of optional services.

--------------------------------------------------------------------------------
Page 32                      (C)Copyright Galileo International Partnership 1996
Schedule 4 - Optional Services                                            270296

                                   SCHEDULE 5

                          CHARGES FOR OPTIONAL SERVICES


This Schedule describes the charges for optional services offered to Participant and forms part of the Galileo International Global Airline Distribution Agreement.


                     PART I - CHARGES THAT VARY BY TERRITORY
                     ---------------------------------------

                                             TERRITORY 1*                     TERRITORY 2*
                                             ------------                     ------------
   1.      Interactive Display               USD 0.2625 premium               10% premium over Net
                                             over Input charge for            Passenger Segment charge.
                                             each Active Confirmed Segment
                                             using this
                                             service; no additional charge
                                             for this service where
                                             Interactive Sell is used.

   2.      Numeric Availability Status (NAVS)N/A                              5% premium over Net
                                                                              Passenger Segment charge.

   3.      Class Selection                   N/A                              5% premium over Net
                                                                              Passenger Segment charge.

   4.      Point of Sale                     N/A                              5% premium over Net
                                                                              Passenger Segment charge.

   5a      Inside Availability - less        USD 0.0500 premium               USD 0.12 premium over
           than 50% polling                  over Input charge for            charge for each Net
                                             each Active Confirmed Segment    Passenger Segment using
                                             using                            Interactive Sell.
                                             Interactive Sell.


--------------------------------------------------------------------------------
(C)Copyright Galileo International Partnership 1996                      Page 33
040297                                Schedule 5 - Charges for Optional Services

   5b.     Inside Availability - 50%         USD 0.0800 premium               USD 0.18 premium over
           or more polling                   over Input charge for            charge for each Net
                                             each Active Confirmed Segment    Passenger Segment using
                                             using                            Interactive Sell; no
                                             Interactive Sell.                separate charge for NAVS,
                                                                              Class Selection and Point
                                                                              of Sale.

   5c.     Inside Availability with Marriage USD 0.1000 premium               USD 0.23 premium over
           Logic.                            over Input charge for            charge for each Net
                                             each Active Confirmed Segment    Passenger Segment using
                                             using                            Interactive Sell; no
                                             Interactive Sell.                separate charge for NAVS,
                                                                              Class Selection and Point
                                                                              of Sale.

   6.      Interactive Sell.                 USD 0.2625 premium               10% premium over each Net
                                             over Input charge for            Passenger Segment charge.
                                             each Active Confirmed
                                             Segment using this
                                             service.

   7.      Positive Acknowledgement          USD 0.15 premium                 10% premium over Net
                                             over Input charge for            Passenger Segment charge;
                                             each Active Confirmed Segment    no separate charge for this
                                             using this                       service where Interactive
                                             service; no separate             Sell or used.
                                             charge for this service where
                                             Interactive
                                             Display or Interactive
                                             Sell is used.

   8.      Servicing Facility via            USD 25.00 per terminal           USD 35.00 per terminal
           Airline Servicing                 identification address, per      identification address, per
           Terminal (AST)                    month.                           month.

   9.      Servicing Facility via Borrow     N/A                              No separate charge.
           Booking File




--------------------------------------------------------------------------------
Page 34                      (C)Copyright Galileo International Partnership 1996
Schedule 5 - Charges for Optional Services                                040297

   10a.    Marketing Information             USD 10,000.00 per                N/A
           Data Transfer-US                  month.

   10b.    Marketing Information             USD 5,000.00 per                 USD 2,075.00 per tape, per
           Data Transfer-Rest of             month.                           month.
           the World

   11a.    Sales Interface Record            USD 10,000.00 per                N/A
           Data - US                         month.

   11b.    Sales Interface Record            USD 5,000.00 per                 USD 260.00 per tape.
           Data - Rest of World              month: no separate
                                             charge if Participant subscribes
                                             to SIR
                                             Data - US.

   12.     Participant Briefing              USD 2,500.00 per                 Set-up charge - up to ten
                                             month for fifty (50)             (10) pages (of up to ninety
                                             topic pages.                     nine (99) lines each)
                                                                              free.  Thereafter USD 21.00
                                                                              per page per month or part
                                                                              month.

   13.     Drop Through - Limited Access     N/A                              Schedule 2 segment charges
                                                                              will apply.

   14.     Drop Through - Full               N/A                              USD 3.24 per Net Passenger
           Access                                                             Segment.

   15.     Ticketing Facility                N/A                              Schedule 2 segment charges
                                                                              will apply.

   16.     Marriage Logic                    USD 0.0800 premium               USD 0.18 premium over Net
                                             over Input charge for            Passenger Segment charge.
                                             each Active Confirmed Segment
                                             using Interactive Sell.


* For purposes of this Schedule, Territory 1 and Territory 2 refer to the location of the Galileo International Subscriber that performs the activity that generates the charge. All charges are stated in U.S. dollars (USD). All Territory 2 premium charges are cumulative, except where otherwise stated. The charges listed in this Schedule do not apply to any activity that occurs only through use of the System as an internal airline reservations


--------------------------------------------------------------------------------
(C)Copyright Galileo International Partnership 1996                      Page 35
040297                                Schedule 5 - Charges for Optional Services
   system. In addition, the charges do not apply to transactions generated in connection with training activities conducted by employees of Galileo International or its distributors or by agents authorised by Galileo International to provide such training on behalf of Galileo International. Territory 2 premiums listed under item 1 above are only charged where that functionality is used as part of the booking process. Territory 2 premiums listed under items 2, 3, 4, 5, 6, 7 and 16 above apply in respect of all Net Passenger Segments, except for Passive Segments, which are not billed in accordance with Schedule 26 and except for Open segments ('NO' status code), for which no charge is made.


                    PART II - OTHER CHARGES
                    -----------------------

  1.   Seat Assignment                        No separate charge.

  2.   Boarding Pass                          No separate charge.

  3.   Claim PNR                              Schedule 2 charge (including the premiums
                                              listed in item 6 of Part I of this Schedule)
                                              will apply.

  4.   Complete Booking Record (CBR)          USD 0.014 per copy provided. No separate
                                              charge where Interactive Sell is used.

  5a.  Billing Information Data Transfer      USD 250.00 per month.

  6a.  On-Line Fares Update                   100 free Fare Updates per day, plus
                                              USD 50.00 for each Fare Update over 100, OR
                                              USD 0.07 per Fare Update, plus USD 46.00
                                              per hour or portion thereof required for input.


  6b.  Direct Batch Fares Update              USD 15,000.00 for implementation, plus USD
                                              1,500.00 per month.


--------------------------------------------------------------------------------
Page 36                      (C)Copyright Galileo International Partnership 1996
Schedule 5 - Charges for Optional Services                                040297

                                   SCHEDULE 6

                               INTERACTIVE DISPLAY


This Schedule describes the Interactive Display service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

This service is marketed in Territory 1 as Inside Link - Display Option and in Territory 2 as Carrier Specific Display.

1.  GENERAL

    Interactive Display refers to the functionality whereby Galileo International, via a computer-to-computer display capability between the System and Participant's System, enables Galileo International Subscribers, upon request, to view the flight specific availability, flight schedules and related information of Participant (including but not limited to information concerning availability, fares, fare rules, flights, and seat maps) and to sell guaranteed bookings from Participant's display, or from data returned by Participant's System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. The System will optionally provide to Participant's System, information to facilitate the identification of the Galileo International Subscriber when this service is used.

B. Upon request by a Galileo International Subscriber through a primary or secondary 'follow-up' entry, the System will interrogate Participant's System in order that the Subscriber may view certain information stored in Participant's System.

C. Galileo International may at its option cause the System to reformat the data obtained from Participant's System into a standard Galileo International output format. Where reformatting is done, the System will preserve the flight selections, routings, sequence, and header information as supplied by Participant's System. The numeric or other status data supplied by Participant's System for Participant's flights will also be preserved, except if it is higher than the Quotasale authorised by Participant, where it will be reduced by the System to the Quotasale level in the displayed or overlaid availability. Availability status and booking information for all other carriers' flights appearing on the Interactive Displays received from Participant's System will be determined from data contained in the System. It will not be possible for a Participant to return other carriers flights in a Flight Specific Availability Request.


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(C)Copyright Galileo International Partnership 1996                      Page 37
270296                                          Schedule 6 - Interactive Display

D. Where a Direct Flight Segment is made from an availability display containing data taken from Participant's System via the direct communications link, the System will send to Participant's System a message with the "LK" action/advice code for a guaranteed booking, unless a different action/advice code is required in connection with another optional service selected by Participant under this Agreement.

E. Where a Direct Flight Segment is made in Territory 2 without specific reference to an availability display and Participant has not selected one of the optional booking services described in Schedule 11 or 12, the System will interrogate Participant's System and, subject to seats being available, will send an "LK" or other applicable message to Participant's System as if the sell had been made with reference to an availability display received from Participant's System.

3.  RESPONSIBILITIES OF PARTICIPANT

A. Participant will ensure that Participant's System is able to accept "LK" messages from the System in connection with any bookings made in accordance with this Schedule, unless a different action/advice code is required in connection with another optional service selected by Participant under this Agreement.




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Page 38                      (C)Copyright Galileo International Partnership 1996
Schedule 6 - Interactive Display                                          270296

                                   SCHEDULE 7

                       NUMERIC AVAILABILITY STATUS (NAVS)


This Schedule describes the Numeric Availability Status service offered in
Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement. Available only in Territory 2; may be extended to Territory 1 at a later date.

1.  GENERAL

NAVS refers to the functionality whereby Galileo International enables Participant to display actual numeric availability status for Participant's flights within primary and subsequent screen displays in the System, through transmission of Numeric AVS (NAVS) messages from Participant's System to the System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Galileo International and Participant will agree on the format of Numeric AVS Messages to be sent from Participant's System to the System.

B. The System will store the content of Numeric AVS Messages sent by Participant's System in the availability status tables.

C. The System will automatically display to Galileo International Subscribers in the primary availability display or in any subsequent Interactive Display returned by the system of any other Participant, a numeric value equal to the Quotasale authorised by Participant as stated in Clause 3 of Schedule 1, or such lower value as may be stored in the System availability status tables as a result of Numeric AVS Messages received from Participant's System.

D. Where Participant has also selected the Interactive Display service described in Schedule 6 and a Galileo International Subscriber makes a request for availability via the direct communications link to Participant's System, the information returned from Participant's System will take precedence over any data stored in the System availability status tables subject to the Quotasale authorised by Participant.

E. The System will process any standard AVS messages initiated by Participant's System for situations that cannot be reflected as a numeric value.

F. Where Galileo International Subscribers sell from an availability display containing Numeric AVS data, the System will send to Participant's System a message with the "LK" action/advice code unless a different action/advice code is required in connection with another optional service selected by Participant under this Agreement.


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3.  RESPONSIBILITIES OF PARTICIPANT

A. Where Participant selects the Numeric AVS Message Procedure for displaying last seat availability, Participant will develop a capability within Participant's System to send NAVS Messages to the System according to a format agreed on by Galileo International and Participant.

B. Participant will ensure that Participant's System is able to accept "LK" messages from the System in connection with any bookings made in accordance with this Schedule, unless a different action/advice code is required in connection with another optional service selected by Participant under this Agreement.



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                                   SCHEDULE 8

                                 CLASS SELECTION


This Schedule describes the Class Selection service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement. Available only for Territory 2; may be extended to Territory 1 later.

1.  GENERAL

Class Selection refers to the functionality whereby Galileo International makes available to Participant a Class Selection table within the System to enable Participant to determine the locations where its products, as identified by booking class, may be sold through the System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Upon receipt of an availability inquiry from a Galileo International Subscriber, the System will interrogate both the availability status table contained in the System and a Class Selection table provided for Participant by Galileo International.

B. By comparison of the location of the Galileo International Subscriber with the data contained in Participant's Class Selection table, the System will cause either all or certain of the booking classes stored in the System database for Participant's flights to be displayed to the Galileo International Subscriber.

C. The data stored in Participant's Class Selection table will be under the control of Participant and may, at Participant's option, take precedence over any data stored in the System or returned to the System via a direct link from Participant's System.

D. Notwithstanding Clause 2.C of this Schedule, and at its sole discretion, Galileo International may, at the request of and the expense of Participant, undertake the creation and/or amendment of Participant's Class Selection table on such terms and conditions as may be agreed between Participant and Galileo International.

E. Galileo International will make available to Participant documentation on the Class Selection functionality.




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3.  RESPONSIBILITIES OF PARTICIPANT

A. It will be the sole responsibility of Participant to create, amend and maintain the data stored in Participant's Class Selection table.

B. Participant will be responsible for ensuring that its employees who use the Class Selection service have been adequately trained in use of that functionality.

C. Participant accepts that Class Selection is offered to assist Participant in obtaining the optimum financial return from the sale of its products or services offered for sale in the System and that the application of this functionality is the sole responsibility of Participant.

D. Where, in the reasonable opinion of Galileo International, Participant is using Class Selection in a manner that operates to the disadvantage of Galileo International Subscribers in any geographical area, Galileo International reserves the right to determine whether the operation of Class Selection for such geographical area should be continued.







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                                   SCHEDULE 9

                                  POINT OF SALE


This Schedule describes the Point of Sale service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement. Available only for Territory 2; may be extended to Territory 1 later.

1.  GENERAL

Point of Sale refers to the functionality whereby Galileo International makes available to Participant a Point of Sale table within the System to enable Participant to establish a series of rules by which the availability status of its products shown on the primary Galileo International availability displays can be controlled according to a number of factors, which shall include but not be limited to the geographical location, region or individual Galileo International Subscriber requesting availability for Participant's products.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Galileo International will prescribe an AVS message format that will enable Participant to cause the System to refer to Participant's Point of Sale table for Participant's flights and to apply the rules contained therein for the availability status of those flights prior to their inclusion in the primary availability displays of the System.

B. The rules stored in the Point of Sale table will be under the control of Participant and, when invoked through the procedure described in Clause 2.A of this Schedule, will take precedence over any data stored in the System.

C. Galileo International will make available to Participant documentation on the Point of Sale functionality.

3.  RESPONSIBILITIES OF PARTICIPANT

A. It will be the sole responsibility of Participant to create, amend and maintain the rules stored in Participant's Point of Sale table.

B. Participant will be responsible for ensuring that its employees who use the Point of Sale service have been adequately trained in use of that functionality.





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C.  Participant accepts that Point of Sale is offered to assist Participant in obtaining the optimum financial return from the sale of its products or services offered for sale in the System and that the application of this functionality is the sole responsibility of Participant.

D. Where, in the reasonable opinion of Galileo International, Participant is using Point of Sale in a manner that operates to the disadvantage of Galileo International Subscribers in any geographical area, Galileo International reserves the right to determine whether the operation of Participant's Point of Sale table for such geographical area should be continued.




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                                   SCHEDULE 10

                               INSIDE AVAILABILITY


This Schedule describes the Inside Availability service offered in Schedule and forms part of the Galileo International Global Airline Distribution Agreement.

1.       GENERAL

Inside Availability refers to the functionality whereby, via a computer-to-computer capability between the System and Participant's System, Galileo International enables Participant to display real time flight availability information directly from Participant's System within availability displays generated by the System, where flights of the Participant appear in the journey requested by the Galileo International Subscriber.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Subject to Clause 2J of this Schedule and at the request of Participant, the System will interrogate Participant's System for availability for one or more of Participant's flights shown in primary availability displays of the System.

B. The System will send to Participant's System information to facilitate the identification of each Galileo International Subscriber seeking an availability that involves one or more of Participant's flights together with the city pair requested by the Galileo International Subscriber.

C. The System will display availability data returned from Participant's System in preference to the data stored in the System availability status tables, provided that Participant returns this information to the System within an agreed period of time from the point at which the initial interrogation request leaves the System.

D. If Participant's System does not return an availability in response to the interrogation of Participant's System within an agreed period of time, the System will default to the availability stored for Participant's flights within the System availability status tables.

E. Where Participant has instructed the System not to interrogate Participant's System for particular flights and/or dates and/or segments, the System will display availability for such flights/dates/segments according to the data stored within the System availability status tables.

F. Galileo International will provide to Participant documentation regarding the message formats and operational requirements of Inside Availability.




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G.  Galileo International reserves the right to reduce the number of times the
    System interrogates Participant's System where this is, in the reasonable opinion of Galileo International, necessary in order to protect the System from excessive transaction activity and/or to maintain the reliability of operation of the System for Galileo International Subscribers.

H. Galileo International will maintain an operational performance level of not less than ninety-eight percent (98%) in any calendar month for the Inside Availability application. This level is the total number of interrogations initiated by the Inside Availability application divided by the total number of interrogations that should have been initiated, expressed as a percentage. If in any given month the operational performance level falls below ninety-eight percent (98%), Galileo International will credit Participant with an amount equal to the charges made for Inside Availability within the month multiplied by the difference between the ninety-eight percent (98%) operational performance level and the actual operational performance level (rounded to the nearest 0.01%). Such credit will be applied to Participant's invoice for the following invoice month. The final determination of the operational performance level and the calculation of the credit will be based solely on the records of Galileo International. Any warranties and remedies set forth in this paragraph are exclusive and Galileo International makes no other warranty express or implied with respect to Inside Availability, including without limitation any implied warranty of merchantability or fitness for a particular purpose.

I. The credit provisions of Clause 2.H of this Schedule will not apply in the event of a total System outage, such as where there is no booking activity possible for part of any month.

J. The System will not invoke Inside Availability where the interrogation of Participant's System results from Galileo International Subscribers using the Interactive Display service described in Schedule 6 of this Agreement. Similarly, where flights of Participant appear in the Interactive Display availability display offered to Galileo International Subscribers by any other Participant, the System will not invoke Inside Availability for such flights but will display availability for Participant's flights according to the data stored within the System.

3.  RESPONSIBILITIES OF PARTICIPANT

A. Participant will develop software for use within Participant's System in order that Participant's System can comply with the requirements and message formats detailed in the documentation referred to in Clause 2.F of this Schedule.

B. If less than 100% of Participant's flights are to be polled, Participant will notify Galileo International, using the message formats described in the documentation referred to in Clause 2.F of this Schedule, of those flights and/or dates and/or segments for which it seeks to use Inside Availability.



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                                   SCHEDULE 11

                                INTERACTIVE SELL


This Schedule describes the Interactive Sell service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

This service is marketed in Territory 1 as Inside Link - Last Seat and in Territory 2 as Secured Booking.

1.       GENERAL

Interactive Sell refers to the functionality whereby, when a sell transaction is being made for Participant's services using the System, a real time query of Participant's inventory is simultaneously transmitted by the System via a computer-to-computer communications capability between the System and Participant's System, with immediate confirmation or response required from Participant's System.

2.       RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. The System will provide to Participant's System, at Participant's option, information to facilitate the identification of the Galileo International Subscriber when this service is used.

B. When a flight of Participant is sold by a Galileo International Subscriber, the System will interrogate Participant's System at the moment of sell to hold space temporarily on a specific flight/class/date of Participant.

C. Upon completion of the Booking File, the System will send a message containing a unique action/advice code and further data to Participant's System in order to complete creation of a PNR for which space has been temporarily held, using a unique action/advice code for all such sales.

3.       RESPONSIBILITIES OF PARTICIPANT

A. Immediately following a sell request, Participant's System will send to the System either a confirmation of any space that has been temporarily reserved in Participant's System or another appropriate response.

B. Upon completion of the PNR as described in Clause 2.C of this Schedule, Participant's System will supply to the System a confirmation in the form of its Record Locator in a format determined by Galileo International.


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                                   SCHEDULE 12

                            POSITIVE ACKNOWLEDGEMENT


This Schedule describes the Positive Acknowledgement service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

This service is marketed in Territory 1 as Positive Acknowledgement and in Territory 2 as Super Guaranteed Booking.

1.       GENERAL

Positive Acknowledgement refers to the functionality by which, upon completion of a Booking File, Participant's System will return its Record Locator to the System in order to confirm that a booking or change to a booking has been received and recorded in Participant's System.

2.       RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. The System will, upon completion of a new or amended Booking File containing Participant's flights, send a message to Participant's System using an action/advice code agreed upon by Participant and Galileo International.

B. Where, after a pre-determined period, the System still has not received the Record Locator response from Participant's System, the System may send an automatic message to Participant's System requesting the Record Locator.

3.       RESPONSIBILITIES OF PARTICIPANT

A. Upon completion of a new or amended PNR, resulting from a message received from the System, Participant's System will transmit to the System a confirmation in the form of Participant's Record Locator in a format determined by Galileo International.


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                                  SCHEDULE 13

                                 SEAT ASSIGNMENT


This Schedule describes the Seat Assignment service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

1.  GENERAL

Seat Assignment refers to the functionality whereby Galileo International enables a Galileo International Subscriber to request the reservation of a particular seat(s) on a flight operated by Participant or its Shared Designator Carrier(s). Participant may select between two methods of providing Seat
Assignment:

(a) through real time query of Participant's System via a computer-to-computer capability between the System and Participant's System ("Interactive Seat Assignment"); or

(b) through a special services request via the AIRIMP teletype SSRSEAT procedure on completion of a Booking File ("SSRSEAT").

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A.  Interactive Seat Assignment

    (i) The System will provide to Participant's System, at Participant's option, information to facilitate the identification of the Galileo International Subscriber when this service is used.

    (ii) Where a confirmed flight operated by Participant is held in a Booking File, Galileo International will enable a Galileo International Subscriber to generate a real-time request to Participant's System for a particular seat(s) or seat characteristic for that flight.

    (iii) Upon request from a Galileo International Subscriber, the System will interrogate Participant's System to seek a particular seat(s) or seat characteristic on a specific flight.

    (iv) Upon completion of the Booking File, the System will send a message to Participant's System in order to confirm the seat reservation.




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B.  SSRSEAT

    (i) Where a confirmed flight operated by Participant is held in a Booking File, Galileo International will enable a Galileo International Subscriber to generate a request to Participant's System for a particular seat(s) or seat characteristic for that flight via AIRIMP teletype SSRSEAT procedure.

    (ii) The System will receive, store, and make available to the requesting Galileo International Subscriber any valid response from Participant's System to an SSRSEAT request.

3.  RESPONSIBILITIES OF PARTICIPANT

A. Following receipt of a seat request made through Interactive Seat Assignment, Participant's System will send to the System in real time a confirmation that the seat has been temporarily reserved and assigned in Participant's System or other appropriate response.

B. Participant's System will respond to a seat reservation request with a specific seat number unless Participant's System is unable to allocate a seat number, in which case a generic seat characteristic confirmation can be sent as a default.

C. Subject to Clause 3.D of this Schedule, where Participant's System has assigned a seat pursuant to this Schedule, Participant will use its best efforts to honour that assignment, unless such seat has been conditionally assigned and Participant so indicated prior to or at the time of assignment.

D. Where, having performed Seat Assignment for one of its flights, Participant changes the aircraft or the configuration of the aircraft to be used for such a flight, Participant will use its best efforts to inform Galileo International Subscribers of any changes made to any seat assignments.






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


                                  SCHEDULE 14

                                 BOARDING PASS


This Schedule describes the Boarding Pass service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement. Available only in Territory 1; may be offered in Territory 2 at a later date.

1.  GENERAL

Boarding Pass refers to the functionality whereby Galileo International enables a Galileo International Subscriber that has requested the reservation of a particular seat(s) for a confirmed flight(s) of Participant to issue a boarding pass through the System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Where a confirmed flight(s) operated by Participant or one of its Shared Designator Carriers is held in a Booking File, and where a seat reservation(s) has been made for such flight(s), and subject to appropriate authorisation from Participant, the System will enable a Galileo International Subscriber to issue boarding pass document(s) for use by passengers seeking to travel on the flight(s) of Participant or its Shared Designator Carrier.

B. Where a boarding pass document has been issued through the System in accordance with Clause 2.A of this Schedule, the System will generate a message to Participant's System in order to notify Participant's System that such boarding pass document has been issued.

3.  RESPONSIBILITIES OF PARTICIPANT

A. Participant will accept, and will use reasonable efforts to ensure that its Shared Designator Carrier accepts, any boarding pass document issued through the System under this Schedule, provided the seat to which the boarding pass refers is still assigned to the relevant passenger in Participant's System at the time the document is presented.

B.  Participant will select the Seat Assignment service on Schedule 4.




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                                  SCHEDULE 15

                SERVICING FACILITY VIA AIRLINE SERVICING TERMINAL


This Schedule describes the Servicing Facility via Airline Servicing Terminal service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

1.  GENERAL

Servicing Facility via Airline Servicing Terminal refers to the functionality whereby Galileo International makes available to Participant access to the System, via a terminal that Galileo International has authorised for such use, for the purposes of servicing Requests and checking certain quality aspects of the service provided by the System.

2.  DUTIES OF GALILEO INTERNATIONAL

A. Galileo International will provide to Participant, and replace as Galileo International considers necessary, a security sign-on code or codes allowing access to the System and appropriate documentation.

B. The System will enable a Galileo International Subscriber to queue Requests for access by Participant through the Equipment.

C. The System will enable Participant to queue any response to a Request to the requesting Galileo International Subscriber through the Equipment.

D. Galileo International will provide Participant with the ability to view displays in the System that are available to Galileo International Subscribers for the purpose of checking certain quality aspects of the service provided by the System, subject to the requirement that any third party Equipment be certified by Galileo International.

E. At Participant's request, Galileo International will sell or rent to Participant Equipment needed for the purposes of this Schedule in accordance with a separate agreement between Galileo International and Participant.

3.  DUTIES OF PARTICIPANT

A. Participant will be responsible for ensuring that those employees who use the Servicing Facility via Airline Servicing Terminal service have been adequately trained in use of the functionality.




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B.  Participant will not allow any equipment or software to be connected to or used with the Equipment where such equipment or software may adversely affect compatibility of the Equipment with the System.

C. Participant will ensure that the Equipment meets any requirements that Galileo International communicates to Participant from time to time and acknowledges that Galileo International has the right to control the level of transaction activity processed by the System for that Equipment if Galileo International in its reasonable opinion believes such actions are necessary to protect the integrity of the System.

D. Participant will not use any software that automatically makes entries in the System without the prior written consent of Galileo International.

E. Participant at all times will keep confidential the security sign-on code(s) supplied to Participant by Galileo International and will not disclose any such code to any unauthorised Person.

F. Participant agrees to take action in response to any Request queued for Participant within a reasonable time of the Request being made in the System, which will normally be within eight (8) business hours but within four (4) business hours if the Request is marked "urgent." For these purposes a "business hour" will be any hour between 09:00 hours - 17:00 hours local time Monday to Friday excluding public holidays in the area(s) where the Equipment is located.

G. Participant agrees that any Requests queued for Participant by Galileo International Subscribers will not be treated less favourably than requests queued for Participant by subscribers in any other CRS, including Participant's CRS.

H. Participant agrees to pay for all costs and charges associated with the Equipment and communications relating to connection to the System under this Schedule, including but not limited to charges for installation, connection, line rental, usage, and deinstallation.

I. Participant will use the Servicing Facility via Airline Servicing Terminal service, including any data obtained through use of the service, only for the purposes described in this Schedule. Among other things, Participant will not make any copy of data obtained through use of the service except for the purposes described in this Schedule.




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                                   SCHEDULE 16

                   SERVICING FACILITY VIA BORROW BOOKING FILE


This Schedule describes the Servicing Facility via Borrow Booking File service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.
Available only in Territory 2; may be offered in Territory 1 at a later date

1.  GENERAL

Servicing Facility via Borrow Booking File refers to the functionality whereby Galileo International permits Participant, via a computer-to-computer communications capability between the System and Participant's System, for the purpose of servicing Requests made by Galileo International Subscribers, to obtain certain information stored in a Booking File that contains a segment booked on the services of Participant and to copy this information into the existing PNR.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Subject to Participant using either Interactive Sell or Positive Acknowledgement, where a Galileo International Subscriber has made a Request, Galileo International will enable Participant's System to access the System for the purpose of obtaining certain data resident in a Booking File.

B. After a Request is stored in a Booking File, the System will send a notification message to Participant's System in a format determined by Galileo International.

C. Upon receipt of a request from Participant's System, the System will, subject to security constraints, send to Participant's System the appropriate information resident in the Booking File to enable Participant to take action in response to the Request.

D. Galileo International will make available to Participant documentation outlining the message formats and procedures to be used under this Schedule.

E. Upon receipt from Participant's System of a response to a Request made by a Galileo International Subscriber, the System will relay the response to the Galileo International Subscriber location that initiated the Request.




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F.  Subject to the agreement of a particular Galileo International Subscriber,
    Galileo International will permit Participant to obtain certain information stored in a Booking File(s) created by that Galileo International Subscriber, provided that Booking File contains at least one segment booked on the services of Participant, even if no Request has been made.

3.  RESPONSIBILITIES OF PARTICIPANT

A. Participant will develop software that will enable Participant's System to comply with the requirements and message formats described in the documentation supplied to Participant by Galileo International under Clause 2.D of this Schedule.

B. Participant will respond to any Request within a reasonable time of receipt of notification from the System, which will normally be within eight (8) business hours, but within four (4) business hours if the Request is marked "urgent." For these purposes, a "business hour", except where otherwise agreed, will be deemed to be any hour between 09:00 hours - 17:00 hours local time Monday to Friday excluding public holidays in the area(s) where Participant uses the Servicing Facility via Borrow Booking File.

C. Any Requests generated by Galileo International Subscribers will be treated no less favourably than requests for servicing generated by subscribers of any other CRS, including Participant's CRS.

D. Participant will use the Servicing Facility via Borrow Booking File service, including any data obtained through use of the service, only for the purposes described in this Schedule. Among other things, Participant will not make any copy of data obtained through use of this service except for the purposes described in this Schedule.




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                                   SCHEDULE 17

                                    CLAIM PNR


This Schedule describes the Claim PNR service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

1.  GENERAL

Claim PNR refers to the functionality whereby Galileo International enables a Galileo International Subscriber, via a computer-to-computer communications capability between the System and Participant's System, to retrieve a PNR created in Participant's System and transmit the data in that PNR to the System, so that a Booking File is created and control is transferred from Participant's System to the System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. The System will provide to Participant's System, at Participant's option, information to facilitate the identification of the Galileo International Subscriber seeking to perform Claim PNR.

B. The System will provide to Participant's System information to facilitate the identification of the PNR resident in Participant's System that is the subject of the Claim PNR request, in accordance with the option chosen by Participant pursuant to Clause 3.A of this Schedule.

C. Galileo International will provide to Participant documentation regarding the message formats and mandatory and optional data items that are to be used for the Claim PNR service.

D. After each successful Claim PNR, the System will transmit an NRL ("New Record Locator") message to Participant's System and to the system of any other Participating Carrier whose segments form part of the Claim PNR.

E. Where the PNR requested by a Galileo International Subscriber contains segments booked on airlines that are not Participating Carriers, the System will, as part of the Claim PNR process, alter the status of the segments involving such airlines to the appropriate status in the System, such that no messages will be sent to such airlines.




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3.  RESPONSIBILITIES OF PARTICIPANT

A. Participant will be solely responsible for the access to and transfer of PNRs resident in Participant's System. Participant will notify Galileo International of the method by which Galileo International Subscribers will be permitted to access PNRs resident in Participant's System, i.e. (i) Record Locator assigned to the PNR by Participant's System; and/or (ii) flight number, date and passenger name.

    In the case of option (ii), where there exists more than one PNR within Participant's System that matches the information received from the System, Participant will send the System a name list in order that the Galileo International Subscriber may select the individual PNR that is to be the subject of the Claim PNR service.

B. Participant will be solely responsible for determining which PNRs will be subject to the Claim PNR service and making any changes to Participant's System that are necessary to implement such determination.

C. Where Participant has permitted a Galileo International Subscriber to access a PNR for the purpose of the Claim PNR service, upon receipt of the appropriate message from the System, Participant's System will transmit the appropriate data in the PNR to the System.

D. Where a PNR stored in Participant's System has been subjected to the Claim PNR service, Participant will relinquish control of the PNR to the System and will forward to the System any messages relating to such PNR that are received by Participant's System.





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                                   SCHEDULE 18

                             COMPLETE BOOKING RECORD


This Schedule describes the Complete Booking Record service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement. Available only for Territory 2; may be extended to Territory 1 later.

1.  GENERAL

Complete Booking Record refers to the functionality whereby Galileo International makes available to Participant certain elements of data stored in a Booking File that are directly related to an air journey involving one or more of Participant's flights. This data will be in addition to the data supplied to Participant in the standard AIRIMP message transmitted by the System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. At Participant's option, upon creation of a Booking File that contains a Direct Flight Segment(s) booked on Participant, the System will transmit to Participant's System all the following data elements, provided they reside in the Booking File.

    -   Galileo International Booking File reference
    -   Passenger name(s)
    -   All airline segments (in date order)
    -   Auxiliary segments requiring action by the addressee (in date order)
    -   Contact data (first two contact fields)
    -   Ticketing time limit information
    -   Any relevant supplementary information, e.g. OSI, SSR

B. At Participant's option, when a booking made in the System is initially ticketed or subsequently is re-ticketed through the System, the System will transmit to Participant's System the following data elements, in addition to those listed in Clause 2.A of this Schedule, provided they reside in the Booking File.

    -   Ticket Control Number, as generated by the System.
    -   Fares data as it will appear on the face of the ticket in linear format.
    -   Current itinerary containing all action/advice codes.




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C.  The System will continue to provide Complete Booking Records regarding the aforementioned data elements only during such time as Participant has a Direct Flight Segment that is either in the live itinerary or in the flown portion of the Booking File.

3.  RESPONSIBILITIES OF PARTICIPANT

A. Participant will notify Galileo International whether it selects the Complete Booking Records outlined in Clauses 2.A and/or 2.B of this Schedule.





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                                   SCHEDULE 19

                               BOOKING INFORMATION


This Schedule describes the Booking Information services offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

1.       GENERAL

Booking Information refers to the functionality whereby Galileo International provides, at Participant's option, various collections of data relating to booking activity within the System.

2.       RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Galileo International will, at the request of Participant, provide to Participant documentation regarding the data elements provided in, and the formats used for, some or all of the products described in this Schedule.

B. Where Participant has chosen the option called Billing Information Data Transfer ("BIDT"), Galileo International will provide to Participant on a monthly basis data that relate only to those transactions made in the System by Galileo International Subscribers for Direct Flight Segments billable to Participant.

C. Where Participant has United States of America citizenship and has chosen the option called Marketing Information Data Transfer - US ("MIDT-US"), Galileo International will provide to Participant data that relate to those transactions made in the System by Galileo International Subscribers in Territory 1 for transportation wholly within the United States of America and its possessions, to the extent permitted by applicable law and regulation.

D. Where Participant has chosen the option called Marketing Information Data Transfer - Rest of the World ("MIDT-ROW"), Galileo International will provide to Participant data that relate to those transactions made in the System by Galileo International Subscribers for transportation either wholly or partially outside the United States of America and its possessions, to the extent permitted by applicable law and regulation.

E. Where Participant has chosen MIDT-ROW, Galileo International will offer, to the extent permitted by applicable law and regulation, the following options:



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         (i)      transactions made in the System by Galileo International
                  Subscribers located in Territory 1; or

         (ii) transactions made in the System by Galileo International Subscribers located in Territory 2; or

         (iii) transactions made in the System by Galileo International Subscribers located in both Territory 1 and Territory 2. Galileo International will offer each of these options on a monthly basis or at such other frequency as may be agreed from time to time between Galileo International and Participant.

F. At Participant's option, Galileo International will supply BIDT or MIDT by (i) magnetic tape(s), either in reel or 3480 cartridge format; or
         (ii) such other method as may be agreed upon by Galileo International and Participant.

G. Where Participant has selected BIDT or MIDT on a monthly basis, Galileo International will attempt to effect the delivery of the data within fourteen (14) days after the end of each month. Should delivery be delayed for any reason whatsoever, Galileo International's sole obligation will be to use reasonable efforts to effect delivery within a reasonable time.

H. If any delivery of data described in this Schedule is not in the format or does not contain the elements of data referred to in the documentation described in Clause 2.A of this Schedule, Galileo International's sole obligation will be to use reasonable efforts to arrange another delivery of the same data in the correct format or containing the correct data elements.

3.       RESPONSIBILITIES OF PARTICIPANT

A. For any of the services covered by this Schedule, Participant will be entitled to use the services of a third party for the purpose only of processing such data on behalf of Participant and only on the condition that the third party agrees to keep such data confidential. Participant may also disclose to its Shared Designator Carrier data pertaining to Participant's code share flights involving that Shared Designator Carrier. In addition, Participant may disclose specific data to a Galileo International Subscriber that generated the transaction associated with that data. The tapes or other medium provided under this Schedule and the information contained therein may not be resold or otherwise disclosed to any other third party without the prior written consent of Galileo International.

B. In selecting any service covered by this Schedule, if Participant does not have United States of America citizenship, Participant represents and warrants that it satisfies the applicable U.S. Department of Transportation requirements for reciprocity.


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                                   SCHEDULE 20

                              TICKETING INFORMATION


This Schedule describes the Ticketing Information services offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

1.       GENERAL

Ticketing Information refers to the functionality whereby Galileo International provides, at Participant's option, various collections of data relating to ticketing activity within the System.

2.       RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Galileo International will, at the request of Participant, provide to Participant documentation regarding the data elements provided in and the formats used for some or all of the products described in this Schedule

B. Where Participant has United States of America citizenship and has chosen the option called Sales Interface Record Data-US ("SIR-US"), Galileo International will provide to Participant data for ticketing transactions generated through the System by Galileo International Subscribers in Territory 1 for travel contained wholly within the United States of America and its possessions, to the extent permitted by applicable law and regulation.

C. Where Participant has chosen the option called Sales Interface Record Data - Rest of the World ("SIR-ROW"), Galileo International will provide to Participant data for ticketing transactions generated through the System by Galileo International Subscribers for travel in whole or in part outside the United States of America and its possessions, to the extent permitted by applicable law and regulation.

D. Galileo International will offer, to the extent permitted by applicable law and regulation, the following options in connection with SIR-ROW:

         (i) ticketing transactions of Galileo International Subscribers located in Territory 1; or

         (ii) ticketing transactions of Galileo International Subscribers located in Territory 2; or

         (iii) ticketing transactions of Galileo International Subscribers located in both Territory 1 and Territory 2.



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E.       At Participant's option, Galileo International will supply SIR data by
         (i) magnetic tape(s), either in reel or 3480 cartridge format; or (ii) such other method as may be agreed upon by Galileo International and Participant.

F. Galileo International will provide Participant with data under this Schedule at a frequency to be agreed on from time to time between Galileo International and Participant.



G. If any delivery of data described in this Schedule is not in the format or does not contain the elements of data referred to in the documentation described in Clause 2.A. of this Schedule, Galileo International's sole obligation will be to use reasonable efforts to arrange another delivery of the same data in the correct format or containing the correct data elements.

3.       Responsibilities of Participant

A. For any of the services covered by this Schedule, Participant will be entitled to use the services of a third party for the purpose only of processing such data on behalf of Participant and only on the condition that the third party agrees to keep such data confidential. Participant may also disclose to its Shared Designator Carrier data pertaining to Participant's code share flights involving that Shared Designator Carrier. In addition, Participant may disclose specific data to a Galileo International Subscriber that generated the transactions associated with that data. The tapes or other medium provided under this Schedule and the information contained therein may not be resold or otherwise disclosed to any other third party without the prior written consent of Galileo International.

B. In electing any service covered by this Schedule, if Participant does not have United States of America citizenship, Participant represents and warrants that it satisfies the applicable U.S. Department of Transportation requirements for reciprocity.


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                                   SCHEDULE 21

                              PARTICIPANT BRIEFING


This Schedule describes the Participant Briefing service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

1.       GENERAL

Participant Briefing refers to the functionality whereby Galileo International makes available to Participant information pages in the System viewable by Galileo International Subscribers that Participant may use to communicate marketing and other information about Participant's services.

2.       RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. Galileo International will make available to Participant information pages in the System, consisting of not less than ninety-nine (99) lines each. The pages will be viewable by Galileo International Subscribers located either in Territory 1 or in Territory 2, as designated by Participant.

B. Galileo International will define travel-related topics for use by Participant and will provide a topic index of the Participant Briefing pages.

C. Galileo International reserves the right, upon giving notice to Participant, to delete without liability, any subject matter entered into Participant Briefing that Galileo International, in its sole discretion, considers to be inappropriate, misleading or defamatory.

D. Galileo International will apply security procedures in order to ensure that only authorised terminal locations may create or amend Participant's pages contained within Participant Briefing.

E. In exceptional circumstances, Galileo International may undertake to amend and/or create Participant Briefing pages at the request of and on behalf of Participant, on such terms and conditions as may be agreed on by Galileo International and Participant.

F. Galileo International will provide Participant with the ability to restrict access to its Participant Briefing pages by Galileo International Subscribers located in certain geographical areas within Territory 2.



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3.       RESPONSIBILITIES OF PARTICIPANT

A. Unless otherwise agreed by Participant and Galileo International, Participant will be responsible for the creation and update of its information stored and displayed in Participant Briefing.

B. Participant accepts that Participant Briefing is offered to assist Participant in the marketing of its products through the System and that it is the responsibility of Participant to ensure that Galileo International Subscribers are made aware of the existence of Participant's pages within Participant Briefing.

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                                   SCHEDULE 22

                                   GLOBALFARES


This Schedule describes the GlobalFares service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement.

1.       GENERAL

GlobalFares refers to the functionality whereby Galileo International makes available to Participant services relating to the fares database owned and operated by Galileo International. GlobalFares includes two options, On-Line Fares Update and Direct Batch Fares Update.

2.       RESPONSIBILITIES OF GALILEO INTERNATIONAL

A.       On-Line Fares Update

         (i) Galileo International will provide at the request of Participant a service to maintain existing fares data specific to Participant stored or to be stored in GlobalFares for an existing city pair in the System ("Fares Update"). Galileo International will also provide a service to add new fares data specific to Participant for city pairs and routings involving two cities located in the United States and/or Canada ("New Fares").

         (ii) Subject to the functional capabilities of GlobalFares, and the then-existing programming, the System will display and validate fares and add-ons based on the fares provided by Participant and based on Participant's then-existing fare footnotes, fare rules and routings ("Fare Supplements") contained in the System.

         (iii) Galileo International will not be liable if fares are not displayed and validated, or are displayed and validated inaccurately, due to Fare Supplements being inaccurate, outdated and/or incompatible with those fares.

         (iv) Pursuant to Article 12 of this Agreement, Galileo International will not be liable to Participant for any defects, errors, system overloads, operational incapabilities, malfunctions or interruptions of service in or to the System or GlobalFares that prevent Galileo International from performing fares maintenance, provided however that Galileo International will use


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                  reasonable efforts to perform such fares maintenance and will notify Participant if it is unable to perform such service.

         (v) Where, at Participant's request, Galileo International has performed fares maintenance for Participant, Galileo International will bear no liability to Participant in the event of any erroneously input data.

         (vi) Where, at Participant's request, Galileo International has performed fares maintenance and a subsequent fare update or new fare is received from a fares data supplier used by the System for Participant for the same fare(s), this latter-received data will supersede the fares data entered by Galileo International.

         (vii) For the purpose of calculating the charges for the On-Line Fares Update service, the determination of the number of individual Fare Updates and/or New Fares will be based solely on the records of Galileo International.

B.       Direct Batch Fares Update

         (i) Galileo International will, subject to Clause 3.D of this Schedule, arrange installation and maintenance of a communication line between Participant's System and the System for the purpose of receiving fare update information directly from Participant's System for fares data for flights between cities located in the United States and/or Canada.

         (ii) Galileo International will process Direct Batch Fares Update data only if such data is received by Galileo International from Participant before 21:00 hours Central Time (USA) Monday through Friday or before 16:00 hours Central Time (USA) on Saturday or Sunday. Galileo will make reasonable efforts to make such data available to Galileo International Subscribers on the day after the Direct Batch Fares Update data is received by Galileo International.

         (iii) Where Participant has supplied Direct Batch Fares Update data in the time frames described in Clause 2.B(ii) of this Schedule, such data will supersede any previously stored or received fares data. Where Galileo International receives fares data for Participant from a fares data supplier after the Direct Batch Fares Update data has been processed in the GlobalFares system, the data received from the fares data supplier will supersede Participant's Direct Batch Fares Update data. Where Participant provides Direct Batch Fares Update data to Galileo International outside the time frames described in


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                  Clause 2.B(ii) of this Schedule, such data will be disregarded by Galileo International.

         (iv) Where Galileo International has received more than one supply of Direct Batch Fares Update data from Participant, Galileo International will process the data in order of receipt.

         (v) Subject to the functional capabilities of the GlobalFares system, and the then-existing programming, the System will display and validate fares based on the Direct Batch Fares Update data provided by Participant based on Participant's then-existing Fare Supplements contained in the System.

         (vi) Galileo International will not be liable if Direct Batch Fares Update data is not displayed and validated, or is displayed and validated inaccurately, due to Fare Supplements being incompatible with such data, inaccurate or outdated.

         (vii) Pursuant to Article 12 of this Agreement, Galileo International will not be liable to Participant for any defects, errors, system overloads, operational incapabilities, malfunctions or interruptions of service in or to the System or GlobalFares that prevent Galileo International from performing the Direct Batch Fares Update service. However, Galileo International will use reasonable efforts to perform such Direct Batch Fares Update service, and Galileo International will notify Participant if it is unable to perform such service.

         (viii) Where, at Participant's request, Galileo International has performed the Direct Batch Fares Update service, Galileo International will bear no liability to Participant in the event of any erroneously input data.

3.       DUTIES OF PARTICIPANT

A. Where Participant has elected the On-Line Fares Update service, Participant will provide Galileo International with written notice that includes full details of the data that Participant wishes Galileo International to input into the GlobalFares system and will specify the order and priority in which Participant wishes Galileo International to perform each individual Fare Update and/or New Fare.

B. Participant warrants that Galileo International will be entitled to rely upon the accuracy of any fares data supplied by Participant and received by Galileo International as part of either the On-Line Fares Update and/or the Direct Batch Fares Update services under this Schedule.


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C.       Where Participant has chosen the Direct Batch Fares Update service,
         Participant will transmit data in the same standard format as is used by the Airline Tariff Publishing Company ("ATPCO").

D. Participant will pay for all costs and charges associated with the communications links required in connection with services under this Schedule, including but not limited to charges for installation, connection, maintenance, line rental, usage, and deinstallation.


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                                   SCHEDULE 23

                          DROP THROUGH - LIMITED ACCESS


This Schedule describes the Drop Through - Limited Access service offered in
Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement. Available only for Territory 2; may be extended to Territory 1 later.

1.  GENERAL

Drop Through - Limited Access refers to the functionality whereby Galileo International enables a Galileo International Subscriber, via a computer-to-computer communications capability between the System and Participant's System, to access the Participant's System for the purpose of creating and/or amending:

a) a single PNR that contains a booking for ten or more passengers travelling on a Direct Flight(s) of Participating Carrier(s) that may have been created originally by Participant or by a Galileo International Subscriber and/or

b)  ground arrangement requests, such as stop-overs and ministays and/or

c)  Requests

and whereby the Participant's System will send the necessary data to the System in order that a new Booking File is created or an existing Booking File is amended, so that the Booking File contains data comparable to data stored in the PNR held in Participant's System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. The System will provide to Participant's System at the time of access, information to facilitate the identification of the Galileo International Subscriber seeking to use Drop Through - Limited Access.

B. Where Participant permits access to Participant's System by the Galileo International Subscriber, the System will facilitate such access for one or more of the purposes outlined in Clause 1 of this Schedule as notified to Galileo International by Participant in accordance with Clause 3A of this Schedule.

C. The System may validate certain of the messages to be sent to Participant's System by Galileo International Subscribers.




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D.  Galileo International will provide to Participant documentation regarding the message formats and mandatory and optional data items that are to be used for the Drop Through - Limited Access service.

E. Where Drop Through - Limited Access is used, the System will create and/or amend a Booking File in accordance with Clause 3D of this Schedule. Such a Booking File may be completed or ignored by the Galileo International Subscriber.

F. Those segments contained in a Booking File that have been created and/or amended by the Drop Through Limited Access service will be Passive Segments in the System.

3.  RESPONSIBILITIES OF THE PARTICIPANT

A. Participant will notify Galileo International which of the purposes outlined in Clause 1 of this Schedule it desires to make available to Galileo International Subscribers.

B. Participant will limit the activity of Galileo International Subscribers in Participant's System to facilitate one or more of such purposes only.

C. Subject to Clauses 3A and 2C of this Schedule, Participant is solely responsible for limiting within Participant's System access to and the creation and/or amendment of PNRs. Participant will make any changes to Participant's System necessary to implement Drop Through - Limited Access.

D. Where Participant has permitted a Galileo International Subscriber either to:

    i)  complete the creation and/or amendment of a PNR, or

    ii) place a PNR in Participant's System on a queue in Participant's System

    Participant's System will send the System all data items contained within Participant's PNR to enable the System to create and/or amend a Booking File and Participant's System shall send the System a message that the Drop Through - Limited Access session is ended for the Galileo International Subscriber.

E. Where Participant has permitted a Galileo International Subscriber to ignore a PNR, or where a time period agreed between Galileo International and Participant has expired following initial access to Participant's System by a Galileo International Subscriber, Participant's System will send the System a message that the Drop Through - Limited Access session is ended for the Galileo International Subscriber.



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F.  Participant warrants that it is authorised to permit bookings in accordance with the Drop Through Limited Access service by any carrier whose services are made available in Participant's System in accordance with this Schedule.

G. Where a booking has been made in Participant's System for any carrier which is not a Participating Carrier and without prejudice to any of Galileo International's rights and remedies under this Agreement, Participant agrees to pay all charges relating to use of the Drop Through - Limited Access service as though that booking had been made for Participant.

H. Except in the case of wilful misconduct by Galileo International, its owners, officers, directors, employees, or agents, Participant shall indemnify and hold harmless Galileo International, and its owners, officers, directors, employees, and agents from all liabilities, damages, losses, claims, suits, judgements, costs, and expenses, including costs and reasonable attorneys' fees, directly or indirectly suffered by, accrued against, charged to, or recoverable from Galileo International, its owners, officers, directors, employees, and agents, by reason of or, in connection with, any claim by any carrier for whom a booking has been created by use of the Drop Through - Limited Access service via Participant's System.






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                                   SCHEDULE 24

                           DROP THROUGH - FULL ACCESS


This Schedule describes the Drop Through - Full Access service offered in
Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement. Available only for Territory 2; may be extended to Territory 1 later.

1.  GENERAL

Drop Through - Full Access refers to the functionality whereby Galileo International enables a Galileo International Subscriber, via a computer-to-computer communications capability between the System and Participant's System, to access and work in Participant's System. While working in Drop Through - Full Access a Galileo International Subscriber can make bookings and create a PNR in Participant's System and Participant's System will send the necessary data to the System in order that a new Booking File is created or an existing Booking File is amended, so that the Booking File contains data comparable to data stored in the PNR held in Participant's System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. The System will provide to Participant's System, at the time of access, information to facilitate the identification of the Galileo International Subscriber seeking to use Drop Through - Full Access.

B. The System may validate certain of the messages to be sent to Participant's System by Galileo International Subscribers.

C. Galileo International will provide to Participant documentation regarding the message formats and mandatory and optional data items that are to be used for the Drop Through - Full Access service.

D. Subject to Clause 3C of this Schedule the System will create and/or amend a Booking File which must be completed by the Galileo International Subscriber.

E. Those segments contained in a Booking File that have been created and/or amended by the Drop Through Full Access service will be charged on a Net Passenger Segment basis in accordance with Schedule 5.




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3.  RESPONSIBILITIES OF THE PARTICIPANT

A. Participant is solely responsible for creating and maintaining processes within Participant's System to control access to and the creation and/or amendment of PNRs. Participant will make any changes to Participant's System to implement Drop Through - Full Access.

B. Where Participant has permitted a Galileo International Subscriber to either:

    i)  complete the creation and/or amendment of a PNR, or
    ii) place a PNR in Participant's System on a queue in Participant's
        System

    Participant's System will send the System all data items contained within Participant's PNR to enable the System to create and/or amend a Booking File and Participant's System shall send the System a message that the Drop Through - Full Access session is ended for the Galileo International Subscriber.

C. Where Participant has permitted a Galileo International Subscriber to ignore a PNR, or where a time period agreed between Galileo International and Participant has expired following initial access to Participant's System by a Galileo International Subscriber, Participant's System will send the System a message that the Drop Through - Full Access session is ended for the Galileo International Subscriber.

D. Participant will ensure that all segments created in the System as a result of the Drop Through - Full Access service are segments which reflect bookings made in the Participant's System for the Direct Flights of Participant, its airline Affiliates and/or one or more of up to ten airlines nominated by Participant with which Participant has a marketing agreement.

E. For the purposes of this Schedule Participant will provide Galileo International with formal notification of the identity of those airlines referred to in Clause 3D of this Schedule. Participant will give Galileo International 30 days notice of any changes to such notification.

F. Participant warrants that it is authorised to permit bookings in accordance with the Drop Through - Full Access service by its airline Affiliates and any airlines nominated in accordance with Clause 3D of this Schedule.

G. Participant agrees to pay all charges relating to use of the Drop Through - Full Access service, where a booking has been made in Participant's System, as though that booking has been made for Participant.




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H.  Except in the case of wilful misconduct by Galileo International, its owners, officers, directors, employees, or agents, Participant shall indemnify and hold harmless Galileo International, and its owners, officers, directors, employees, and agents from all liabilities, damages, losses, claims, suits, judgements, costs, and expenses, including costs and reasonable attorneys' fees, directly or indirectly suffered by, accrued against, charged to, or recoverable from Galileo International, its owners, officers, directors, employees, and agents, by reason of or, in connection with, any claim by any carrier for whom a booking has been created by use of the Drop Through - Full Access service via Participant's System.







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                                   SCHEDULE 25

                               TICKETING FACILITY

This Schedule describes the Ticketing Facility service offered in Schedule 4 and forms part of the Galileo International Global Airline Distribution Agreement. Available only for Territory 2; may be extended to Territory 1 later.

1.  General

Ticketing Facility refers to the functionality whereby Galileo International enables a Galileo International Subscriber, via a computer-to-computer communications capability between the System and Participant's System, to retrieve a PNR created in Participant's System and transmit the data in that PNR to the System, so that a Booking File is created and a ticket for the PNR can be issued through the System.

2.  RESPONSIBILITIES OF GALILEO INTERNATIONAL

A. The System will provide to Participant the relevant Record Locator for that PNR that is the subject of the Ticketing Facility request.

B. Galileo International will provide to Participant documentation regarding the message formats and mandatory and optional data items that are to be used for the Ticketing Facility service.

C. The segments contained in a Booking File which has been created by the Ticketing Facility service will be Passive Segments in the System.

3.  RESPONSIBILITIES OF PARTICIPANT

A. Participant will be solely responsible for the access to and transmission of data from PNRs resident in Participant's System.

B. Participant will be solely responsible for determining which PNRs will be subject to the Ticketing Facility service and make any changes to Participant's System that are necessary to implement such determination.

C. Where Participant has permitted a Galileo International Subscriber to access a PNR for the purpose of the Ticketing Facility service, upon receipt of the appropriate message from the System, Participant's System will transmit the appropriate data in the PNR to the System.




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D.  Where a booking has been made in Participant's System for any carrier which is not a Participating Carrier and without prejudice to any of Galileo International's rights and remedies under this Agreement, Participant agrees to pay all charges relating to use of the Ticketing Facility service as though that booking had been made for Participant.

E. Participant warrants that it is authorised to permit bookings in accordance with the Ticketing Facility service by any carrier whose services are made available in Participant's System in accordance with this Schedule.

F. Except in the case of wilful misconduct by Galileo International, its owners, officers, directors, employees, or agents, Participant shall indemnify and hold harmless Galileo International, and its owners, officers, directors, employees, and agents from all liabilities, damages, losses, claims, suits, judgements, costs, and expenses, including costs and reasonable attorneys' fees, directly or indirectly suffered by, accrued against, charged to, or recoverable from Galileo International, its owners, officers, directors, employees, and agents, by reason of or, in connection with, any claim by any carrier for whom a booking has been created by use of the Ticketing Facility service via Participant's System.






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                                   SCHEDULE 26

                                    MIGRATION


This Schedule forms part of the Galileo International Global Airline Distribution Agreement.

1.       INTRODUCTION

Participant hereby acknowledges that, until such time as Galileo International Subscribers obtain the services contracted for under this Agreement exclusively from and/or via the System:

(a) the services provided by Galileo International under this Agreement will comprise functionality provided through the System and/or one or more of the systems operated by the Interim Providers;

(b) where the services provided by Galileo International under this Agreement are being provided in whole or in part by one or more of the systems operated by the Interim Providers, then the full functionality described in the Agreement may not be available to Participant; and

(c) where there are any inconsistencies between this Schedule and the remainder of this Agreement, the former will prevail.

2.       DEFINITIONS

In this Schedule, unless the context otherwise requires:

"Interim Provider" means any one or more of the following organisations commonly known as: Aer Lingus, Air Canada, Alitalia, Austrian Airlines, British Airways, KLM Royal Dutch Airlines, Olympic Airlines, SIGMA, Swissair, TAP Air Portugal, TIMAS, Travicom, Covia Corporation, and USAir.

"Participant's Partition" means Participant's System when accessed by the multi-access systems operated by SIGMA and/or TIMAS and/or Travicom.

"SIGMA" means SIGMA Travel System S.p.a.

"TIMAS" means Travel Industry Multi-Access System Limited.

"Travicom" means Travel Automation Services Limited.



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3.       MIGRATION CONDITIONS

Participant hereby acknowledges that:

A. Where a Galileo International Subscriber that is not connected to the System is connected directly to a system operated by one of the Interim Providers, that Galileo International Subscriber will be provided with such displays as may be provided by that system.

B. In the case of Clause 3.A of this Schedule, the relevant Interim Provider will, for the purpose of transactions made in the system operated by that Interim Provider, as agent for Galileo International, provide the ability for Galileo International Subscribers to make bookings for Participant's flights and will use whatever bilateral booking method and sell agreement is in force between that Interim Provider and Participant at the time of the booking until Galileo International Subscribers are connected to the System for the purposes of such booking transactions. These bookings made in the system of an Interim Provider will appear in Participant's System as bookings made by that Interim Provider.

C. Where a Galileo International Subscriber is connected to the System and one or more of the systems operated by an Interim Provider, certain availability displays will be provided from the System. Where a booking is made from such displays, the Interim Provider will, as agent for Galileo International, use whatever bilateral booking method and sell agreement is in force between that Interim Provider and Participant at the time of booking. However, where Participant has selected Last Seat Availability and/or Interactive Display and/or Inside Availability and a Galileo International Subscriber makes a booking from such an availability display, Participant will accept such bookings with an "LK" action/advice code from the Interim Provider and operate the same booking guarantee as if that booking had been made in the System.

D. In the case of Clauses 3.A and 3.C of this Schedule, fares displays, accountable document issuance and all other information displays and functionality will be provided to the Galileo International Subscriber in accordance with any existing bilateral arrangement between the Interim Provider and Participant in respect of any activity performed in the Interim Provider's system. Where, in relation to accountable document issuance, there are no existing arrangements between the Interim Provider and Participant, Participant agrees that each Interim Provider may issue Participant's transportation documents in Territory 2 as agent for Galileo International in accordance with Article 3.N of the Agreement as if that Interim Provider had been granted ticketing authority directly.


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E.       Where the services provided under this Agreement are being provided in whole or in part by SIGMA and/or TIMAS and/or Travicom, Galileo International Subscribers will be provided with such displays and booking functionality as may be provided by Participant's Partition.

4.       BILLING DATA AND CHARGES

A. Where Galileo International or an Interim Provider cannot identify Net Passenger Segments for bookings that are made in Participant's Partition, these will be calculated according to the following formulae, which, in the absence of manifest error, will be deemed to be conclusive and binding:

         (i)      formula applicable to Travicom:
                  Net Passenger Segments = (P - (P x 16%)) x 1.8 where P is the total number of PNRs shown in Travicom's records as having been created during the relevant period;
         (ii)     formula applicable to SIGMA and TIMAS:
                  Net Passenger Segments = (M - (M x 16%)) / 8 where M is the total number of messages transmitted to Participant's System by the system of either SIGMA or TIMAS.

B. Participant accepts that where it has maintained a Participant's Partition then the premiums for the Last Seat Availability and/or Interactive Display optional services will apply in respect of all Net Passenger Segments that are booked through that Participant's Partition and will be calculated in accordance with the formulae set out in Clause 4.A of this Schedule.

C. Where Galileo International Subscribers are connected to the System and one or more of the systems operated by an Interim Provider, Participant will be charged for those optional services selected by Participant to the extent those Galileo International Subscribers have access to such optional services.

D. Where Participant has a direct link from Participant's System to one or more of the systems operated by an Interim Provider to provide real time booking transactions, Participant accepts that it will be charged for all Net Passenger Segments made in the Interim Provider system to which such a direct link exists on the same basis as an Interactive Sell made in the System.

E. Galileo International will charge Participant for Net Passenger Segments made by Galileo International Subscribers in a system operated by an Interim Provider in accordance with the charges set out in Schedules 2 and 5 based on data supplied by the Interim Provider.


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                                   SCHEDULE 27

                                     EUROPE

For the purposes of Articles 3L and 3M of this Agreement, the word 'Europe' shall mean the following:

         Albania                   Liechtenstein
         Algeria                   Lithuania
         Andorra                   Luxembourg
         Armenia                   Malta
         Austria                   Monaco
         Azerbaijan                Moldavia
         Belorussia                Morocco
         Belgium                   Netherlands
         Boznia Herzegovina        Norway
         Bulgaria                  Poland
         Croatia                   Portugal (including the Azores and Madeira)
         Czech Republic            Romania
         Denmark                   San Marino
         Estonia                   Slovakia
         Finland                   Slovenia
         France                    Spain (including Canary Islands)
         Georgia                   Sweden
         Germany                   Switzerland
         Gibraltar                 Tunisia
         Greece                    Turkey
         Hungary                   Ukraine
         Iceland                   United Kingdom
         Italy                     The former Yugoslavia
         Latvia



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